                                               Filed pursuant to Rule 497(c)
                                               of the Securities Act of 1933
                                               File Nos. 33-64410 and 811-07798



               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                          PROSPECTUS DATED MAY 1, 1998
                                      FOR

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This Prospectus describes a flexible premium variable universal life insurance policy offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The Policy provides lifetime insurance protection for individuals. The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of premium allocation alternatives, including a guaranteed interest option and the eighteen variable investment divisions listed below.

--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced (formerly named
     Calvert Socially Responsible)
--   Fidelity VIP II Contrafund
--   Fidelity VIP Equity-Income
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley Emerging Markets Equity

We do not guarantee the investment performance of these investment divisions, which involve varying degrees of risk.

     The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment divisions. There is no guaranteed minimum cash surrender value for a policy. However, a policy's death benefit will never be less than its face amount, less outstanding policy debt. Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its cash surrender value is too small to pay the policy's monthly charges.

     You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years. This charge may also apply if you request a reduction of the face amount or if the policy terminates.

     You may examine the policy for a limited period and cancel it for a full refund of the greater of cash value or premiums paid. Replacing existing insurance with this policy may not be to your advantage.

     This Prospectus provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., The Alger American Fund, the Calvert Variable Series, Inc. (formerly named Acacia Capital Corporation), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
DEFINITION OF TERMS................    4
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    8
  What are NYLIAC and New York
     Life?.........................    8
  What Variable Life Insurance
     Policy are we offering?.......    8
  How is the Policy available?.....    8
  What is the Cash Value of the
     Policy?.......................    9
  How is the value of an
     Accumulation Unit
     determined?...................    9
  What are the Investment Divisions
     of the Separate Account?......    9
  What is the Fixed Account?.......   10
  How long will the Policy remain
     in force?.....................   10
  Is the amount of the Death
     Benefit guaranteed?...........   10
  Is the Death Benefit subject to
     income taxes?.................   10
  Does the Policy have a Cash
     Surrender Value?..............   10
  What is a modified endowment
     contract?.....................   11
  Can the Policy become a modified
     endowment contract?...........   11
  What Premiums are payable?.......   11
  What are Unscheduled Premiums?...   11
  When are Premiums put into the
     Fixed Account or the Separate
     Account?......................   12
  How are Premiums allocated among
     the Allocation
     Alternatives?.................   12
  Are there charges against the
     Policy?.......................   12
  What is the loan privilege?......   13
  Do I have a right to cancel?.....   13
  Can the Policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   13
  How is a person's age
     calculated?...................   14
CHARGES UNDER THE POLICY...........   14
  Deductions from Premiums.........   14

                                     PAGE
                                     ----
     Sales Expense Charge..........   14
     Premium Tax Charge............   14
     Federal Tax Charge............   14
  Cash Value Charges...............   15
     Monthly Contract Charge.......   15
     Charge for Cost of Insurance
        Protection.................   15
  Separate Account Charges.........   15
     Mortality and Expense Risk
        Charge.....................   15
     Administrative Charge.........   16
     Other Charges for Federal
        Income Taxes...............   16
  Fund Charges.....................   16
  Surrender Charges................   19
     Exceptions to Surrender
        Charge.....................   20
THE SEPARATE ACCOUNT...............   20
MAINSTAY VP SERIES FUND, INC. .....   21
THE ALGER AMERICAN FUND............   22
CALVERT VARIABLE SERIES, INC. .....   22
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND AND FIDELITY
  VARIABLE INSURANCE PRODUCTS FUND
  II...............................   22
JANUS ASPEN SERIES.................   23
MORGAN STANLEY UNIVERSAL FUNDS,
  INC. ............................   23
PORTFOLIOS.........................   24
  Additions, Deletions or
     Substitutions of
     Investments...................   28
  Reinvestment.....................   28
GENERAL PROVISIONS OF THE POLICY...   28
  Premiums.........................   28
  Scheduled Premiums...............   29
  Unscheduled Premiums.............   29
  Minimum and Maximum Premium
     Payments......................   29
  Termination......................   29
  Late Period......................   30
  Maturity Date....................   30
DOLLAR COST AVERAGING..............   30
AUTOMATIC ASSET REALLOCATION.......   31

                                     PAGE
                                     ----
DEATH BENEFIT UNDER THE POLICY.....   32
  Face Amount Changes..............   33
CASH VALUE AND CASH SURRENDER
   VALUE...........................   34
  Cash Value.......................   34
  Investment Return................   34
  Cash Surrender Value.............   35
  Partial Withdrawals..............   35
POLICY LOAN PRIVILEGE..............   36
  Source of Loan...................   36
  Loan Interest....................   36
  Repayment........................   36
  Interest on Loaned Value.........   37
FREE LOOK PROVISION................   37
EXCHANGE PRIVILEGE.................   37
  Special New York Requirements....   38
YOUR VOTING RIGHTS.................   38
OUR RIGHTS.........................   39
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   40
YEAR 2000 READINESS................   41
THE FIXED ACCOUNT..................   41
  Interest Crediting...............   42
  Transfers to Investment
     Divisions.....................   42
  Procedures for Telephone
     Transfers.....................   43
FEDERAL INCOME TAX
  CONSIDERATIONS...................   43
  Tax Status of NYLIAC and the
     Separate Account..............   44
  Charges for Taxes................   44
  Diversification Standards and
     Control Issues................   44
  Life Insurance Status of
     Policy........................   45
  Modified Endowment Contract
     Status........................   45
  Policy Surrenders and Partial
     Withdrawals...................   46

                                     PAGE
                                     ----
  Policy Loans and Interest
     Deductions....................   47
  Corporate Alternative Minimum
     Tax...........................   47
  Exchanges or Assignments of
     Policies......................   48
  STEP Program.....................   48
  Other Tax Issues.................   48
  Qualified Plans..................   48
  Withholding......................   48
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   49
  Reinstatement Option.............   49
  Additional Benefits You Can Get
     By Rider......................   49
  Payment Options..................   51
  Payees...........................   52
  Proceeds at Interest Options
     (Options 1A and 1B)...........   52
  Life Income Option (Option 2)....   52
  Beneficiary......................   53
  Assignment.......................   53
  Limits on Our Rights to Challenge
     the Policy....................   53
  Misstatement of Age or Sex.......   53
  Suicide..........................   53
  When We Pay Proceeds.............   54
RECORDS AND REPORTS................   54
SALES AND OTHER AGREEMENTS.........   55
LEGAL PROCEEDINGS..................   55
INDEPENDENT ACCOUNTANTS............   56
EXPERTS............................   56
FINANCIAL STATEMENTS...............   56
FINANCIAL STATEMENTS...............  F-1
APPENDIX A. Illustrations of Death
  Benefits, Cash Surrender Values
  and Accumulated Premiums.........  A-1

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY NYLIAC.


     IN CERTAIN STATES, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                              DEFINITION OF TERMS

ACCUMULATION UNITS: Accumulation Units are the accounting units used to calculate the values under the Policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. This value does not include the assets in the Fixed Account. The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

ALLOCATION ALTERNATIVES: The Investment Divisions of the Separate Account and the Fixed Account constitute the Allocation Alternatives.

BENEFICIARY: The person or entity specified by the Policyowner to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the Policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE: The sum of the Accumulation Value of the Separate Account and the Fixed Account Value of the Policy.

DEATH BENEFIT: The amount payable to the named Beneficiary when the Insured dies. The Death Benefit is equal to the amount calculated under the applicable Life Insurance Benefit Option plus any Death Benefit payable under a Policy rider less any Policy Debt.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The available mutual fund portfolios of the Funds. The MainStay VP Series Fund currently has eleven Portfolios available for investment by the Investment Divisions of the Separate Account: the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. The Alger American Fund has one Portfolio available to the Separate Account: the Alger American Small Capitalization Portfolio. The Calvert Variable Series has one Portfolio available to the Separate Account: the Calvert Social Balanced Portfolio ("Calvert Social Balanced Portfolio"). The Fidelity Funds have two Portfolios available to the Separate Account: the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II Contrafund Portfolio") and the Equity-Income Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP Equity-Income Portfolio"). The Janus Aspen Series has two Portfolios available to the Separate Account: the Balanced Portfolio of the Janus Aspen Series ("Janus Aspen Series Balanced Portfolio") and the Worldwide Growth Portfolio of the Janus Aspen Series ("Janus Aspen Series Worldwide Growth Portfolio"). The Morgan Stanley Fund has one Portfolio available to the Separate Account: the Emerging Markets Equity Portfolio ("Morgan Stanley Emerging Markets Equity Portfolio").

EXCESS LOAN: Excess of the unpaid loan and accrued interest over the Cash Value of the Policy, less any applicable surrender charges and any deferred contract charge.

FIXED ACCOUNT: Assets in the Fixed Account are not part of the Separate Account of NYLIAC. The value of the Fixed Account is supported by assets in the General Account of NYLIAC, which are subject to the claims of its general creditors.

FIXED ACCOUNT VALUE: The sum of the Net Premiums and transfers allocated to the Fixed Account, plus interest credited, less any amounts withdrawn, deducted for charges and/or transferred from the Fixed Account.

FUNDS (EACH INDIVIDUALLY A "FUND"): The MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund ("Alger American Fund"), the Calvert Variable Series, Inc. ("Calvert Variable Series"), the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II (collectively the "Fidelity Variable Insurance Products Funds" or the "Fidelity Funds"), the Janus Aspen Series ("Janus Aspen Series") and the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund").

GUIDELINE ANNUAL PREMIUM:  Same as "guideline level premium" as defined in
Section 7702 of the Internal Revenue Code ("IRC"). On the date of issue, it is the annual Premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4% (for surrender charge purposes only, an interest rate of 5% is used).

INSURED:  Person whose life the Policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Refers to the Internal Revenue Code.

ISSUE DATE:  The same date as the Policy Date.

LIFE INSURANCE BENEFIT OPTIONS:  There are two Life Insurance Benefit Options:

OPTION 1--Provides a life insurance benefit equal to the greater of the face amount of the Policy or a percentage of the Cash Value equal to the minimum necessary for the Policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

OPTION 2--Provides a life insurance benefit equal to the greater of the face amount of the Policy plus the Cash Value or a percentage of the Cash Value equal to the minimum necessary for the Policy to qualify as life insurance under
Section 7702 of the IRC. (See the following table for these percentages.)

INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130

MINIMUM FACE AMOUNT:  $50,000.

MONTHLY DEDUCTION DAY: The date on which the monthly deductions under the Policy are deducted from the Cash Value. The first Monthly Deduction Day will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

NET PREMIUM: Premium paid less the Sales Expense, Premium Tax and Federal Tax Charges.

NON-QUALIFIED POLICIES: Policies that do not qualify for special federal income tax treatment.

PARTIAL WITHDRAWAL: A withdrawal of a portion of the Cash Value by the Policyowner.

POLICY: The Flexible Premium Variable Universal Life Insurance Policy offered by NYLIAC that is described in this Prospectus.

POLICY ANNIVERSARY:  The anniversary of the Policy Date.

POLICY DATA PAGE:  Page 2 of the Policy, containing the Policy specifications.

POLICY DATE: The date shown in the Policy which is the starting point for determining Policy Anniversary dates, Policy Years and Monthly Deduction Days.

POLICY DEBT: The amount of the obligation from a Policyowner to NYLIAC from outstanding loans in the Fixed Account under the Policy. This amount includes any loan interest accrued to date.

POLICYOWNER:  The person(s) and/or entity(ies) who owns the Policy.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PREMIUMS:  The total dollar amount paid for the Policy.

PREMIUM TAX CHARGE: A charge based on the expected average amount of premium tax to be paid by NYLIAC to state or other governmental authorities.

PRINCIPAL OFFICE: The administrative office and home office of NYLIAC, which is located at 51 Madison Avenue, New York, New York 10010.

QUALIFIED POLICIES: Policies acquired by plans that qualify for special federal income tax treatment.

SEC GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Death Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account established by NYLIAC to receive and invest Net Premiums paid under the Policies.

SURRENDER: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

VALUATION DATE: Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

VALUATION TIME: The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any Valuation Date.

WE OR US:  NYLIAC.

YOU:  The person(s) and/or entity(ies) who own(s) the Policy.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the Policies described in this Prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's Financial Statements are included herein.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $21.1 billion at the end of 1997. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this Prospectus we are offering a Flexible Premium Variable Universal Life Insurance Policy. We issue the Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible Premiums. It is called "flexible" because the Policyowner may select the timing and amount of Premiums and adjust the Death Benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits and duration of the Policy may, and Cash Surrender Values will, vary up or down to the extent that Cash Value under the Policy is allocated to the Investment Division(s) of the Separate Account.

     The Policy is a legal contract between the Policyowner and NYLIAC. The entire contract consists of the application for the Policy (the "Application") and the Policy, which includes any riders the Policy has.

     3. HOW IS THE POLICY AVAILABLE?

     The Policy is available as a Non-Qualified Policy and may in the future be available as a Qualified Policy. The Minimum Face Amount of a Policy is $50,000. Increases must be for at least $5,000 and are subject to NYLIAC's maximum retention limits. In New Jersey and New York, increases are allowed once each Policy Year. The Insured may not be older than age 80 as of the Policy Date. Before issuing any Policy we will require satisfactory evidence of insurability. For certain eligible groups under employer-sponsored plans, the Policy and face amount increases may be issued based on simplified underwriting rules and procedures defined by us.

     In some states, Policies may also be purchased in connection with the Severance Trust Executive Program ("STEP"), a non-qualified employee benefit plan. STEP Policies are issued on a unisex basis and any reference in this Prospectus which makes a distinction based on the sex of the Insured, as may be applicable to such Policies, shall be disregarded.

     In Massachusetts and Montana, the Policy is issued only on a unisex basis, and any reference in this Prospectus which makes a distinction based on the sex of the Insured shall be disregarded.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by the amount and frequency of Premiums, the investment experience of the Investment Divisions chosen by the Policyowner, the interest credited to the Fixed Account Value, and any Partial Withdrawals and charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Investment Divisions but he or she also reaps the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?


     The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of that unit on the immediately preceding Valuation Date by the net investment factor for the Valuation Period. The net investment factor for the Policy used to calculate the value of an Accumulation Unit in any Investment Division of the Separate Account for the Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:


        (a) is the sum of:

             (1) the net asset value of a fund share held in the Separate Account for that Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividends or capital gain distributions made by the fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during the Valuation Period.

          (b) is the net asset value of a fund share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Valuation Period.

          (c) is a factor representing the mortality and expense risk fee and administrative charges. This factor accrues daily and is currently equal, on an annual basis, to .70% of the daily net asset value of a fund share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT?

     The Separate Account has eighteen Investment Divisions--MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of the Separate Account invests only in the shares of a single corresponding Eligible Portfolio. The Investment Divisions are designed to provide money to pay benefits under the Policy but they do not guarantee a minimum interest rate nor guarantee against asset depreciation.

     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Separate Account, you may allocate or transfer all or part of your funds to the Fixed Account. Net Premiums applied to and any amounts transferred to the Fixed Account are credited with interest using a fixed interest rate. NYLIAC will set a rate in advance to be effective no earlier than the next day. This rate will never be less than 4% per year. All amounts (including amounts applied to or transferred to the Fixed Account thereafter) receive the new interest rate. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The Policy does not automatically terminate for failure to pay scheduled Premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Cash Surrender Value is insufficient to pay the monthly deduction charge or where there is an Excess Loan, and a late period expires without sufficient payment. In New York, Policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to Policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page 49.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     So long as the Policy remains in force, the proceeds payable under the Policy will be based on the Life Insurance Benefit Option in effect on the date of death. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, and/or increased by any additional death benefits added by rider. Additional provisions apply to Policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page 49.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     A Death Benefit paid under a Policy may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. For details see FEDERAL INCOME TAX CONSIDERATIONS at page 43.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The Policyowner may surrender the Policy at any time and receive its Cash Value less any Policy Debt less the applicable surrender charge and any deferred contract charges. Partial Withdrawals are also allowed subject to certain restrictions. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account Investment Divisions in which the Policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the Policy. However, in connection with certain Partial Withdrawals of Cash Value and loans on the Policy, the

Policyowner may be taxed on all or a part of the amount distributed. For details see CASH VALUE AND CASH SURRENDER VALUE--Cash Surrender Value at page 35 and FEDERAL INCOME TAX CONSIDERATIONS at page 43.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract (as defined by the IRC) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the Policy can subject it to retesting for a new seven-year period. During the Insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans and Partial Withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     Since the Policy permits flexible Premium payments, it may become a modified endowment contract. It may also become a modified endowment contract if a partial withdrawal or a decrease in death benefit occurs. NYLIAC currently has the systems capability to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial Premium requested, and based on the assumption that there are no increases in Premiums during the period. NYLIAC has instituted procedures to monitor whether a Policy may become a modified endowment contract after issue. For details see FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status at page 45.

     14. WHAT PREMIUMS ARE PAYABLE?

     The amount and interval of any scheduled Premiums are shown on the Policy Data Page. A scheduled Premium does not have to be paid to keep the Policy in force, if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. The amount of any scheduled Premium may be increased or decreased subject to the limits we set. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. The frequency of Premium payments may also be changed subject to our minimum Premium rules. Scheduled Premiums end on the Policy Anniversary on which the Insured is age 95.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you may pay unscheduled Premiums at any time prior to the Policy Anniversary on which the Insured is age 95. Any unscheduled Premiums must equal at least $50. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. Unscheduled Premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled Premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that Premium and applying it to the Policy. We also reserve the right to limit the number and amount of any unscheduled

Premiums. In certain states, unscheduled Premiums may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--Premiums at page 28.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     When we receive a Premium, whether scheduled or unscheduled, we will deduct a Sales Expense Charge not to exceed the amount shown on the Policy Data Page. We will also deduct the Premium Tax and Federal Tax Charges. The balance of the Premium (the Net Premium) will be applied to the Separate Account at the Accumulation Unit value determined at the end of the Valuation Period, and to the Fixed Account in accordance with your allocation election in effect at the time when the Premium is received, and before any other deductions which may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the Policy?")

     17. HOW ARE PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You may currently allocate Net Premiums to any number of Allocation Alternatives. Moreover, you may raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a Premium payment. Premiums will be allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the Issue Date. Thereafter, Net Premiums will be allocated in accordance with the Policyowner's instructions. (In the District of Columbia, when the Policy is issued, the Premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the Policy is delivered or 45 days after the application is executed, the Net Premium is allocated according to the Policyowner's instructions.)

     18. ARE THERE CHARGES AGAINST THE POLICY?

     Certain charges are made against the Policy. Three charges are deducted from each Premium, whether scheduled or unscheduled. A Sales Expense Charge not to exceed 5% is used to partially cover sales expenses. Deductions of 2% and 1.25% are also made for Premium Tax and Federal Tax Charges, respectively. Each Premium, net of these charges, is allocated to the Fixed Account or the Investment Divisions of the Separate Account and becomes a part of the Cash Value. For details see DEDUCTIONS FROM PREMIUMS at page 14.

     On each Monthly Deduction Day, the following deductions are made from the Policy's Cash Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first Policy Anniversary or surrender of the Policy. However, if the Policy is surrendered in the first Policy Year, the full amount deferred is deducted).

          (b) The monthly cost of insurance;

          (c) The monthly cost for any riders attached to the Policy.

     A deduction may also be made for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the face amount made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day for the Policy is shown on the Policy Data Page. The first Monthly Deduction Day is the Issue Date of the Policy. All monthly deductions are made on a pro-rata basis from each of the Investment Divisions and any unloaned amount in the Fixed Account.

     Some deductions are made on a daily basis against the assets of the Separate Account's Investment Divisions. Daily charges, calculated at an annual rate of .60% and .10% of the value of the assets of each Investment Division, are charged for mortality and expense risks and administrative charges, respectively. The mortality and expense risk charge may be changed at NYLIAC's option subject to a maximum charge of .90%. Similarly, tax assessments may be calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account's Investment Divisions for federal income taxes attributable to them.

     There are also certain charges when a Policyowner surrenders a Policy or decreases the Policy's face amount. A Partial Withdrawal or a change in the Life Insurance Benefit Option may result in a decrease in face amount. Upon surrender or any transaction which results in a decrease in face amount, a surrender charge is assessed. The surrender charge is deducted from the Cash Value at the time of surrender or decrease.

     Partial Withdrawals of Cash Value are permitted. A charge not to exceed the lesser of $25 or 2% of the amount withdrawn is imposed for each Partial Withdrawal. Where the face amount is decreased, a surrender charge is also imposed. For details see CHARGES UNDER THE POLICY at page 14 and FEDERAL INCOME TAX CONSIDERATIONS at page 43.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the Policy as sole security, you can borrow any amount up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Value less applicable surrender charges, less any deferred contract charge and less any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     Yes. Upon issue, Premiums will be allocated to the MainStay VP Cash Management Division until the end of the free look period, as stated in your Policy. Under the free look provision, you generally have twenty days (ten days in New York) after you receive the Policy to return the Policy and receive a refund. The Policy may be returned to our Principal Office, to any of our agency offices, or to the registered representative who sold you the Policy. For details see FREE LOOK PROVISION at page 37.

     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) transfer all of the Policy's Accumulation Value to the Fixed Account, or (2) exchange the Policy for a permanent fixed benefit policy offered by us for this purpose. Similar rights are available during the first two years after an increase in the Policy's face amount. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your Policy for additional details, as well as EXCHANGE PRIVILEGE at page 37 and OUR RIGHTS at page 39.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance will be based on the prior Policy Anniversary.

                            CHARGES UNDER THE POLICY

     Certain charges are deducted to compensate for providing the insurance benefits under the Policy, for any riders, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a Premium, whether scheduled or unscheduled, we will deduct a Sales Expense Charge not to exceed the amount shown on the Policy Data Page, which is part of the Policy provided to each Policyowner. We will also deduct a Premium Tax Charge which is an amount equal to the expected average premium tax and a federal tax charge. The Net Premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE

     The Sales Expense Charge component of the Premium deduction will not exceed 5% of any Premium and is in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES at page 19). The Sales Expense Charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge in Policy Year 11 and thereafter in the future. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the Sales Expense Charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see SALES AND OTHER AGREEMENTS at page 55.

     PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premiums received by insurance companies. These taxes vary from state to state. We deduct 2% of each Premium to cover state premium taxes (except in Oregon). NYLIAC reserves the right to increase this charge (except in New Jersey) consistent with changes in applicable law.

     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon Premiums received under the Policies. We deduct 1.25% of each Premium to cover this federal tax charge. NYLIAC reserves the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Accumulation Value and Fixed Account Value in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $300 on an annual basis to compensate NYLIAC for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. In subsequent Policy Years, the charge currently is equal to $72 on an annual basis. These charges are not designed to produce a profit. While these charges may increase or decrease, they will never exceed $324 on an annual basis in the first Policy Year and $96 in each Policy Year thereafter. These charges are deducted on the Issue Date and on each Monthly Deduction Day thereafter. In the first Policy Year, the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) is advanced to your Accumulation Value and deduction is deferred to the earlier of the first Policy Anniversary or Surrender of the Policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     A charge for the cost of insurance protection on each Monthly Deduction Day is based on such factors as the sex, duration, underwriting class, and issue age of the Insured, the life insurance benefit option in effect at that time, the face amount and the Cash Value of the Policy. This charge is also based on future expectations of such factors as investment income, mortality, expenses and persistency. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month and then adding the amount of any applicable flat extra charge. Any change in the cost of insurance rates will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York. For the initial face amount, the monthly cost of insurance rates will be reviewed whenever the rates for new issues change, but in any event, at least once every five years and not more frequently than annually. The cost of insurance rates will never exceed the guaranteed rates shown in the Policy. For increases in face amount, the cost of insurance rates will vary based on the sex, underwriting class, attained age at the time of the increase and the duration from the date of the increase, not the current attained age. The charge for cost of insurance protection and any charge for any optional benefits added by rider are deducted from the Cash Value.

     Under an increase in face amount, new cost of insurance rates apply to the new coverage segment based on the rating for the increase. Elected decreases in face amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of .60% of the value of each Investment Division's assets, subject to a guaranteed maximum of
 .90%.

     The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing Policy administrative services equal, on an annual basis, to .10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we may make such a charge eventually in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS at page 43.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in the Funds' Prospectuses. The following chart reflects fees and charges that are provided by the Fund or its agents, which are based on 1997 expenses, and may reflect estimated changes:

     The chart on the following two pages summarizes the 1997 Separate Account charges applicable to a Policy, as well as the charges at the Fund level:(a)

                                                                                             MAINSTAY VP
                                    MAINSTAY VP    MAINSTAY VP                               HIGH YIELD     MAINSTAY VP
                                      CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP    CORPORATE    INTERNATIONAL
                                    APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT       BOND          EQUITY
                                    ------------   -----------   -----------   -----------   -----------   -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Fees(b).......................     0.60%          0.60%         0.60%         0.60%         0.60%          0.60%
  Administration Fees.............     0.10%          0.10%         0.10%         0.10%         0.10%          0.10%
  Total Separate Account Annual
    Expenses......................     0.70%          0.70%         0.70%         0.70%         0.70%          0.70%

FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................     0.36%          0.25%         0.36%         0.30%         0.30%          0.60%
  Administration Fees.............     0.20%          0.20%         0.20%         0.20%         0.20%          0.20%
  Other Expenses..................     0.09%          0.09%         0.17%(c)      0.13%         0.09%          0.17%(c)
  Total Fund Annual Expenses......     0.65%          0.54%         0.73%(c)      0.63%         0.59%          0.97%(c)


                                    MAINSTAY VP
                                       TOTAL      MAINSTAY VP   MAINSTAY VP
                                      RETURN         VALUE         BOND
                                    -----------   -----------   -----------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Fees(b).......................     0.60%         0.60%         0.60%
  Administration Fees.............     0.10%         0.10%         0.10%
  Total Separate Account Annual
    Expenses......................     0.70%         0.70%         0.70%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................     0.32%         0.36%         0.25%
  Administration Fees.............     0.20%         0.20%         0.20%
  Other Expenses..................     0.08%         0.09%         0.05%
  Total Fund Annual Expenses......     0.60%         0.65%         0.50%

------------
(a) This chart does not reflect deductions from Premiums and Cash Value charges which are described in the immediately preceding sections.
(b) This is the current fee; maximum is 0.90%.
(c) These numbers reflect an expense reimbursement agreement effective through December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ending December 31, 1997 would have been 0.78% and 1.25% for the MainStay VP Convertible and the MainStay VP International Equity Portfolios, respectively.


                                    MAINSTAY VP   MAINSTAY VP   ALGER AMERICAN   CALVERT                      FIDELITY VIP
                                      GROWTH        INDEXED         SMALL         SOCIAL    FIDELITY VIP II      EQUITY-
                                      EQUITY        EQUITY      CAPITALIZATION   BALANCED     CONTRAFUND         INCOME
                                    -----------   -----------   --------------   --------   ---------------   ------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Fees(b).......................     0.60%         0.60%          0.60%         0.60%          0.60%            0.60%
  Administration Fees.............     0.10%         0.10%          0.10%         0.10%          0.10%            0.10%
  Total Separate Account Annual
    Expenses......................     0.70%         0.70%          0.70%         0.70%          0.70%            0.70%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................     0.25%         0.10%          0.85%         0.69%(d)       0.60%            0.50%
  Administration Fees.............     0.20%         0.20%             --            --             --               --
  Other Expenses..................     0.05%         0.09%          0.04%         0.12%(d)       0.11%            0.08%
  Total Fund Annual Expenses......     0.50%         0.39%          0.89%         0.81%(d)       0.71%(e)         0.58%(e)

                                                  JANUS ASPEN
                                    JANUS ASPEN     SERIES      MORGAN STANLEY
                                      SERIES       WORLDWIDE       EMERGING
                                     BALANCED       GROWTH      MARKETS EQUITY
                                    -----------   -----------   --------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Fees(b).......................     0.60%         0.60%          0.60%
  Administration Fees.............     0.10%         0.10%          0.10%
  Total Separate Account Annual
    Expenses......................     0.70%         0.70%          0.70%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................     0.76%         0.66%             --
  Administration Fees.............        --            --          0.25%
  Other Expenses..................     0.07%         0.08%          1.50%
  Total Fund Annual Expenses......     0.83%(f)      0.74%(f)       1.75%(g)

------------
(d) These fees are based on expenses for the fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% expected to be incurred in 1998. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.78%.
 (e) A portion of the brokerage commissions that these Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.68% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.
 (f) A reduced "Advisory Fee" schedule was put into effect on July 1, 1997. The "Advisory Fee" reflects the new rate applied to net assets as of December 31, 1997. "Other Expenses" are based on gross expenses of the fund shares before expense offset arrangements for the fiscal year ended December 31, 1997. Janus Capital Corporation ("JCC") has agreed to reduce the "Advisory Fee" for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Other waivers, if applicable, are first applied against the "Advisory Fee" and then against "Other Expenses". Absent such waivers or reductions, "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1997 would have been 0.77%, 0.06% and 0.83%, respectively, for the Janus Aspen Series Balanced Portfolio and 0.72%, 0.09% and 0.81%, respectively, for the Janus Aspen Series Worldwide Growth Portfolio.
(g) Morgan Stanley Asset Management Inc. has agreed to a reduction in its "Advisory Fees" and to reimburse the Portfolio for "Other Expenses" if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. This fee reduction agreement may be terminated by Morgan Stanley Asset Management Inc. at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" would be 1.25%, 2.62% and 4.12%, respectively.

SURRENDER CHARGES

     During the first 15 policy years, a surrender charge will be assessed on a complete Surrender or decrease in face amount, including decreases caused by a change in the Life Insurance Benefit Option or Partial Withdrawals on Option 1 Policies. This surrender charge is in addition to the Sales Expense Charge discussed on page 14. The surrender charge in the first Policy Year is equal to 25% of Premiums paid to date up to the Guideline Annual Premium, as determined in accordance with applicable SEC rules, for the first year, plus 5% of Premiums paid in that year which are in excess of the SEC Guideline Annual Premium for the first year but not in excess of the sum of the SEC Guideline Annual Premiums through the sixth Policy Year. The surrender charge in the second Policy Year and thereafter is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to 25% of the lesser of the Premiums paid to date or the SEC Guideline Annual Premium for the first Policy Year, plus 5% of the lesser of: (i) Premiums paid in excess of the SEC Guideline Annual Premium for the first Policy Year, or (ii) the sum of the SEC Guideline Annual Premiums for the first six Policy Years, minus the SEC Guideline Annual Premium for the first Policy Year.

                        YEAR                           SURRENDER CHARGE
                        ----                           ----------------
2-6..................................................        100%
  7..................................................         90%
  8..................................................         80%
  9..................................................         70%
 10..................................................         60%
 11..................................................         50%
 12..................................................         40%
 13..................................................         30%
 14..................................................         20%
 15..................................................         10%
 16+.................................................          0%

     During the first two Policy Years, the surrender charge is further limited to the sum of: (i) 30% of all Premiums paid during the first two Policy Years up to one SEC Guideline Annual Premium, plus (ii) 10% of all Premiums in the first two Policy Years in excess of one SEC Guideline Annual Premium, but not more than two SEC Guideline Annual Premiums, plus (iii) 9% of all Premium payments in the first two Policy Years in excess of two SEC Guideline Annual Premiums, less
(iv) any Sales Expense Charges deducted from such Premiums, less (v) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, including an increase caused by a change in the Life Insurance Benefit Option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative SEC Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge which would have been payable on a complete Surrender prior to the decrease and the surrender charge which would be payable on a complete Surrender after the decrease. For example, assume a Policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete Surrender of the Policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a Policy is issued or the face amount is increased.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a Policy by NYLIAC, the payment of proceeds upon the death of the Insured, or a required Internal Revenue Code minimum distribution for the Policy.

  How the Policy Works

     This example is based on the illustration from page A-1, assuming a 6% hypothetical gross annual investment return and current charges in the first Policy Year:

Scheduled Annual Premium........................................  $3,000.00
less:    Sales Expense Charge (5%)..............................     150.00
         Premium Tax Charge (2%)................................      60.00
         Federal Tax Charge (1.25%).............................      37.50
                                                                  ---------
equals:  Net Premium............................................  $2,752.50
plus:    Net investment performance (varies monthly)............     113.31
less:    Monthly contract charges ($6 per month currently)......      72.00
less:    Charges for cost of insurance (varies monthly).........     384.68
                                                                  ---------
equals:  Cash Value.............................................  $2,409.13
less:    Surrender Charge (25% of Premium up to SEC Guideline
         Annual Premium plus 5% of excess Premiums paid)........     750.00
less:    Balance of First Year Monthly Contract Charge(1).......     228.00
                                                                  ---------
equals:  Cash Surrender Value(at end of year 1).................  $1,431.13

------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first Policy Anniversary or Surrender of the Policy.

                              THE SEPARATE ACCOUNT

     The Separate Account was established as of June 4, 1993, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, but such registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Separate Account. The Separate Account meets the definition of "separate account" under the federal securities laws.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     The Separate Account currently has eighteen Investment Divisions which invest Premiums solely in the corresponding Eligible Portfolios of the Funds. The Eligible Portfolios are: the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio, the MainStay VP Value Portfolio, the MainStay VP Bond Portfolio, the MainStay VP Growth Equity Portfolio, the MainStay VP Indexed Equity Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Balanced Portfolio, the Fidelity VIP II Contrafund Portfolio, the Fidelity VIP Equity-Income Portfolio, the Janus Aspen Series Balanced Portfolio, the Janus Aspen Series Worldwide Growth Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.

     Investment Divisions may, subject to any required regulatory approvals, be added or deleted at the discretion of NYLIAC.

     NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

                         MAINSTAY VP SERIES FUND, INC.

     The Separate Account currently invests in eleven Eligible Portfolios of the MainStay VP Series Fund, a diversified open-end management investment company.

     MacKay-Shields Financial Corporation ("MacKay-Shields") is the investment adviser to the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield
Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, and MainStay VP Value Portfolios. Monitor Capital Advisors, Inc. ("Monitor") is the investment adviser to the MainStay VP Indexed Equity Portfolio and New York Life is the investment adviser to the MainStay VP Bond and MainStay VP Growth Equity Portfolios. MacKay-Shields, Monitor and New York Life provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of the MainStay VP Series Fund. As compensation for such services, the MainStay VP Series Fund pays MacKay-Shields a fee in the form of a daily charge at an annual rate of .36%,
 .25%, .36%, .30%, .30%, .60%, .32% and .36% of the aggregate daily net assets of the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio and the MainStay VP Value Portfolio, respectively. The MainStay VP Series Fund pays Monitor a fee in the form of a daily charge at an annual rate of .10% of the aggregate daily net assets of the MainStay VP Indexed Equity Portfolio. The MainStay VP Series Fund pays New York Life a fee in the form of a daily charge at an annual rate of .25% of the aggregate daily net assets of each of the MainStay VP Bond and MainStay VP Growth Equity Portfolios. See the prospectus for the MainStay VP Series Fund which is attached to this Prospectus.

                            THE ALGER AMERICAN FUND

     The Separate Account currently invests in the Alger American Small Capitalization Portfolio of The Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Eligible Portfolio available through The Alger American Fund for investment by the Separate Account.

     Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of The Alger American Fund. As compensation for such services, The Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for The Alger American Fund which is attached to this Prospectus.

                         CALVERT VARIABLE SERIES, INC.

     The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series. Currently, the Calvert Social Balanced Portfolio is the only Eligible Portfolio available through the Calvert Variable Series for investment by the Separate Account.

     Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Social Balanced Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Calvert Variable Series. As compensation for such services, the Calvert Variable Series pays CAM a fee in the form of a daily charge at an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, .65% of the next $500 million of average daily net assets of the Portfolio, and .60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert Social Balanced Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Calvert Variable Series which is attached to this Prospectus.

                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND
                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     The Separate Account currently invests in the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios of the Fidelity Variable Insurance Products Funds. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Eligible Portfolios available through the Fidelity Funds for investment by the Separate Account.

     Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios in accordance with the policies, programs and guidelines established by the Boards of

Trustees of the Fidelity Variable Insurance Products Funds. As compensation for such services, the Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this Prospectus.

                               JANUS ASPEN SERIES

     The Separate Account currently invests in the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios are the only Eligible Portfolios available through the Janus Aspen Series for investment by the Separate Account.

     Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios in accordance with the policies, programs and guidelines established by the Board of Trustees of the Janus Aspen Series. As compensation for such services, the Janus Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of .75% for the first $300 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. See the prospectus for the Janus Aspen Series which is attached to this Prospectus.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

     The Separate Account currently invests in the Morgan Stanley Emerging Markets Equity Portfolio of the Morgan Stanley Fund. Currently, the Morgan Stanley Emerging Markets Equity Portfolio is the only Eligible Portfolio available through the Morgan Stanley Fund for investment by the Separate Account.

     Morgan Stanley Asset Management Inc. ("MSAM") provides investment advisory services to the Morgan Stanley Emerging Markets Equity Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Morgan Stanley Fund. As compensation for such services, the Morgan Stanley Fund pays MSAM a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MSAM has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Morgan Stanley Fund which is attached to this Prospectus.

                                   PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

     The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

     THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government Securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE MAINSTAY VP CONVERTIBLE PORTFOLIO

     The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund prospectus.

     THE MAINSTAY VP GOVERNMENT PORTFOLIO

     The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

     The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund prospectus. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.

     THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay-Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities. Foreign investing involves certain risks which are discussed in greater detail in the MainStay VP Series Fund prospectus.

     THE MAINSTAY VP TOTAL RETURN PORTFOLIO

     The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

     THE MAINSTAY VP VALUE PORTFOLIO

     The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.

     THE MAINSTAY VP BOND PORTFOLIO

     The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     THE MAINSTAY VP GROWTH EQUITY PORTFOLIO

     The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies which appear to have better than average growth potential.

     THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

     The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The S&P 500 is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by or affiliated with the S&P 500.

     THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

     THE CALVERT SOCIAL BALANCED PORTFOLIO

     The Calvert Social Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed nondiversified portfolio of common and preferred stocks, bonds and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for this Portfolio.

     THE FIDELITY VIP II CONTRAFUND PORTFOLIO

     The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public. The Portfolio normally invests in common stock and securities convertible into common stock, but has the flexibility to invest in other types of securities.

     THE FIDELITY VIP EQUITY-INCOME PORTFOLIO

     The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

     THE JANUS ASPEN SERIES BALANCED PORTFOLIO

     The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40 to 60% of its assets in securities selected primarily for their growth potential and 40 to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

     THE JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO

     The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

     THE MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

     The Morgan Stanley Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market countries in which the Portfolio's investment adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     Additional information concerning the investment objectives and policies of the Eligible Portfolios and the investment advisory services and charges can be found in the current prospectus for the relevant Fund, each of which is attached to this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Premiums to an Investment Division corresponding to a particular Eligible Portfolio.

     The Funds' shares may also be available to certain separate accounts funding variable annuity policies offered by NYLIAC. This is called "mixed funding." Shares of The Alger American Fund, the Calvert Variable Series, the Fidelity Funds, the Janus Aspen Series and the Morgan Stanley Fund may also be available to separate accounts of insurance companies unaffiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in the Funds might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.


     We render certain services to owners of the Policies in connection with the investment of premiums in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company, if the shares of the Eligible Portfolios are no longer available for investment or, if in NYLIAC's judgment, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Policyowner's interest in an Investment Division will not be made until the Policyowner has been notified of the change.

     Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     The Separate Account currently has eighteen Investment Divisions which invest Premiums solely in the corresponding Eligible Portfolios of the Funds. NYLIAC may also establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by NYLIAC. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions warrant.

     In the event of any such substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value on the payable date.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

     PREMIUMS

     The Policyowner may allocate a portion of each Net Premium to one or more Investment Divisions or the Fixed Account. The Policyowner may currently maintain Cash Value in any number of Allocation Alternatives. The Policyowner selects a Premium payment schedule in the Application and is not bound by an inflexible Premium schedule.

Two premium concepts are very important under the Policy: scheduled Premiums and unscheduled Premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled Premium is shown on the Policy Data Page.

     There is no penalty if the scheduled Premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the continuance of the Policy depends upon the Policy's Cash Surrender Value. Even if scheduled Premiums are paid, the Policy terminates when the Cash Surrender Value becomes insufficient to pay certain monthly charges and a late period expires without sufficient payment. For details see TERMINATION below.

     Policies that are maintained at Cash Values just sufficient to cover fees and charges or that are otherwise minimally funded are more subject to not being able to maintain such Cash Values because of market fluctuation and other performance related risks. When determining the amount of your scheduled Premium payments, you should consider funding your Policy at a level which has the potential to maximize the investment opportunities within your Policy and to minimize the risks associated with market fluctuations.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you may make unscheduled Premium payments at any time prior to the Policy Anniversary on which the Insured is age 95. Any unscheduled Premium must equal at least $50. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. Unscheduled Premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled Premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the Policy. We also reserve the right to limit the number and amount of any unscheduled Premiums. In certain states, unscheduled Premiums may be made once each Policy Year.

     MINIMUM AND MAXIMUM PREMIUM PAYMENTS

     While the Policy is in force, Premiums may be paid at any time while the Insured is living and before the Policy Anniversary on which the Insured is age 95, subject to certain restrictions on scheduled and unscheduled Premiums described above. The minimum unscheduled Premium payment is $50. Premiums should be sent to our Principal Office or to the address indicated for payment on the notice.

     TERMINATION

     The Policy does not terminate for failure to pay Premiums since payments, other than the initial Premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charge for the next policy month, the Policy will continue for a late period of 62 days after that Monthly Deduction Day.

     LATE PERIOD

     We allow 62 days to pay any Premium necessary to cover the overdue monthly deduction and/or excess Policy loan. NYLIAC will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which sets forth this amount. During the late period, the Policy remains in force. If we do not receive the required payment before the end of the late period, the Policy will end and there will be no Cash Value or life insurance benefit. If the Insured dies during the late period, we will pay the Death Benefit. However, these proceeds will be reduced by the amount of any unpaid loan and accrued interest and Monthly Deduction Charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all Policies issued prior to May 1, 1995 (except in New Jersey), the life insurance benefit payable under the terms of the Policy for all ages is the Policy face amount as shown on the Policy Data Page. For all Policies issued in New Jersey and for Policies issued on or after May 1, 1995 in all other states, a Policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the Policy, as shown on the Policy Data Page, will no longer apply. Instead, the life insurance benefit under the Policy will equal the Cash Value of the Policy, less surrender charges and outstanding Policy Debt. The Owner will be notified one year prior to maturity that, upon reaching attained age 95, the Owner may elect either to receive the Cash Surrender Value of the Policy at such time or to continue to hold the Policy. Please consult your tax adviser regarding the tax implications of these options. If the Policy is held, the Policy's Accumulation Value will be transferred to the Fixed Account and the Owners will receive interest payments at an effective guaranteed annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the Policy for an amount equal to the Cash Surrender Value of the Policy by presenting to NYLIAC's Principal Office a signed written request providing such information as is requested by NYLIAC. NYLIAC will deduct any unpaid loan and accrued interest from such proceeds. (In New York, when the Insured reaches attained age 100, the Owner will automatically receive the Cash Surrender Value of the Policy.) If the Policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an Other Covered Insured, provided by a rider attached to the Policy, which is still in effect will end on the Policy Anniversary when the Insured under a Policy is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                             DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows the Policyowner to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of the Policyowner's shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because the same dollar amount is transferred to a given Investment Division on each transfer, more units are purchased in an Investment Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, more units are sold in an Investment Division if the value per unit is low and fewer units are sold if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Since it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, NYLIAC will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within the limits indicated below; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     NYLIAC will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at NYLIAC's Principal Office. NYLIAC must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $5,000. NYLIAC will automatically suspend this feature if the Cash Value is less than $4,500 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two options.

     The Dollar Cost Averaging option is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION

     Selection of this option allows a Policyowner to maintain the percentage of the Policyowner's Accumulation Value allocated to each Investment Division at a pre-set level. For example, a Policyowner might specify that 50% of the Accumulation Value of a Policy be allocated to the MainStay VP Growth Equity Investment Division and 50% of the Accumulation Value be allocated to the MainStay VP Bond Investment Division. Over time, the variations in each such Investment Division's investment results will shift this balance. If you elect this reallocation option, NYLIAC will automatically transfer your Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. NYLIAC will process Automatic Asset Reallocations of less than $500. The minimum Accumulation Value required to elect this option is $5,000; thereafter, you must maintain a minimum Accumulation Value of $4,500 in order to have subsequent reallocations under this option. There is no minimum amount which you must allocate among the Investment Divisions pursuant to this option.

     The Automatic Asset Reallocation option may be canceled at any time by the Policyowner in a written request to NYLIAC's Principal Office or by NYLIAC automatically if the Cash Value is less than $4,500. The Automatic Asset Reallocation option may not be elected if a Policyowner has selected the Dollar Cost Averaging option. However, you have the option of alternating between these two options.

                         DEATH BENEFIT UNDER THE POLICY

     The Death Benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--Payment Options at page 51.

     The amount of the Death Benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. See "Life Insurance Benefit Options" under DEFINITION OF TERMS at page 5. Added to the amount determined by the selected Life Insurance Benefit Option is the value of any additional benefits provided by rider. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late Period and then credit the interest. Under both Life Insurance Benefit Options, negative investment experience in the Investment Divisions will never result in a Death Benefit that will be less than the face amount, so long as the Policy remains in force.

     EXAMPLE 1:

     The following example shows how the Death Benefit varies as a result of investment performance on a Policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                        POLICY A    POLICY B
                                                        --------    --------
Face amount...........................................  $100,000    $100,000
Cash Value on Date of Death (and no loans)............  $ 50,000    $ 40,000
IRC Section 7702 Life Insurance Percentage On Date of
  Death...............................................      215%        215%

     For Policy A, the Death Benefit would equal $107,500 which is the greater of the $100,000 face amount or the Cash Value times the IRC Section 7702 Life Insurance Percentage. For Policy B, the Death Benefit would equal the $100,000 face amount.

     EXAMPLE 2:

     The following example shows how the Death Benefit varies as a result of investment performance on a Policy assuming age at death is 97 (past maturity date):

                                             POLICY A    POLICY B    POLICY C
                                             --------    --------    --------
Face amount as shown on the Policy Data
  Page.....................................  $100,000    $100,000    $200,000
Cash Surrender Value on Date of Death......  $ 50,000    $110,000    $110,000

     After the maturity age, the face amount as shown on the Policy Data Page no longer applies. Instead, the life insurance benefit is equal to the Cash Value less any applicable Surrender Charges and outstanding Policy Debt, i.e. the Policy Cash Surrender Value. Therefore, for Policy A the Death Benefit would equal $50,000, for Policy B it would equal $110,000, and for Policy C it would also equal $110,000.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your Policy. Refer to your Policy for details. You can apply in writing to have the face amount increased or decreased. An increase in coverage must be for at least $5,000 and is subject to NYLIAC's maximum retention limits. Evidence of insurability must be submitted with the application. A surrender charge may be imposed on decreases in face amount. The Insured may not be older than age 90 as of the date of any increase in face amount.

     Increases in face amount may be applied for and are subject to NYLIAC's maximum retention limits. The minimum amount of any increase is $5,000. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk which may affect a Policyowner's cost of insurance charge. Face amount increases incur new 15 year surrender charge periods on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES at page 19.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     You can change the Life Insurance Benefit Option of the Policy. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at our Principal Office or such other location that we indicate to you in writing. If you change from Option 1 to Option 2, the face amount of the Policy will be decreased by the Cash Value. A surrender charge will be assessed in that event if a surrender charge is then currently applicable. If you change from Option 2 to Option 1, the face amount of the Policy will be increased by the Cash Value. A new schedule of surrender charges will apply to the increase.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of the Policy is the amount provided for investment in the Separate Account and the Fixed Account. The Cash Value of the Policy is held in one or more Investment Divisions of the Separate Account and the Fixed Account. Initially, this value equals the net amount of the first Premium paid under the Policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the Application, or as subsequently changed by the Policyowner.

     All or part of the Cash Value may be transferred among Investment Divisions. Amounts may be transferred between Investment Divisions of the Separate Account or to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year may be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum value of Accumulation Units that may be transferred from one Investment Division to another Investment Division within the Separate Account, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. The value of the remaining Accumulation Units in the Investment Division or the Fixed Account Value must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the Fixed Account Value would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year.

     Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT at page 41.)

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Valuation Period during which NYLIAC receives the transfer request, or at the end of the Business Day if NYLIAC receives a written request. (See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds at page 54.)

     INVESTMENT RETURN

     The investment return of a Policy is based on:

     -- The Accumulation Units held in each Investment Division of the Separate
        Account for that Policy,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined that is, on each Valuation

Date. The actual net rate of return for a Investment Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

     CASH SURRENDER VALUE

     The Policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the Surrender is effective on the date we receive the Policy and a written request in proper form at our Principal Office. The Policy and written request for Surrender are deemed received on the date on which they are received by mail at NYLIAC's Principal Office or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Cash Value less any surrender charges, any deferred contract charges and outstanding Policy Debt.

     Since the Cash Value of the Policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain Surrenders or Partial Withdrawals are subject to a surrender charge, and because of charges made against the Policy, the total amount paid upon Surrender of the Policy (taking into account any prior withdrawals) may be more or less than the total Premiums.

     PARTIAL WITHDRAWALS

     The Policyowner may make a Partial Withdrawal in writing or by calling a service representative at (800)598-2019 to receive part of the Policy's Cash Surrender Value or Surrender the Policy by written request only, at any time while the Insured is living. The minimum Partial Withdrawal is $500, unless NYLIAC agrees otherwise. Uniform rules will be applied in agreeing to Partial Withdrawals under $500. The amount available for a Partial Withdrawal is the Policy's Cash Value at the end of the Business Day during which the request for the Partial Withdrawal is received at NYLIAC's Principal Office, less any surrender charges and any deferred contract charge and Policy Debt. The Partial Withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a Partial Withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the Partial Withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial Withdrawals will cause a reduction in the Policy's face amount when Life Insurance Benefit Option 1 is in effect. NYLIAC reserves the right to limit the amount and frequency of Partial Withdrawals, and state law limitations may also apply. Partial Withdrawals and Surrenders may be subject to surrender charges. For details see CHARGES UNDER THE POLICY at page 14.

     NYLIAC may charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a Partial Withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a Partial Withdrawal, the life insurance benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                             POLICY LOAN PRIVILEGE

     Using the Policy as sole security, you can borrow any amount up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Value less any applicable surrender charges, less any deferred contract charge and less any Policy Debt. Certain of the provisions discussed below, applicable to Policy loans, differ considerably in the state of New Jersey. New Jersey Policyowners should review their Policy for further details.

     SOURCE OF LOAN

     When a loan is requested, an amount necessary to increase the Fixed Account Value to 108% of the new loan amount, less the excess of the Accumulation Value of the Fixed Account over any outstanding Policy loan, is transferred from the Separate Account to the Fixed Account. This transfer will be made on a pro-rata basis from the various Investment Divisions. While a Policy loan is outstanding, no Partial Withdrawals or transfers which would reduce the Accumulation Value of the Fixed Account below 108% of the outstanding loan are permitted. However, monthly deductions, such as the cost of insurance charge, may reduce the Fixed Account below the 108% threshold.

     LOAN INTEREST

     The effective annual loan interest rate is 8%, which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next Policy Anniversary. Loan interest accrues each day and is payable on the Policy Anniversary, on the date of death, Surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the Policy Anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount.

     If the loan interest rate is lower than 8% per year, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest shall in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the Policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, it may happen in a given Policy Year that, based on the loan interest rate in effect when that year began (ignoring any subsequent increase in the rate during that year), an unpaid loan and accrued interest exceeds the Cash Value of the Policy, less any applicable surrender charges and any deferred contract charge. In that event, we will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any. All insurance will end 31 days after the date on which we mail that notice to you if the excess amount is not paid within that 31 days.

     INTEREST ON LOANED VALUE

     Any loaned amount is held in the Fixed Account and earns interest at a rate determined by NYLIAC, which will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.

     Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     As long as a loan is outstanding, that portion of the Policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the Policy loan is credited with an interest rate declared by NYLIAC rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless the Policyowner transfers amounts no longer needed as security to the Separate Account.

                              FREE LOOK PROVISION

     The Policy contains a provision which permits cancellation by returning it to us, or to the registered representative through whom it was purchased within 20 days (or the amount of time required by state law but not less than 10 days) after the Policyowner receives it. The Policyowner may cancel increases in the face amount under the same time limitations. Premiums will be allocated to the MainStay VP Cash Management Division until 20 days (10 days in New York) after the Issue Date. (In the District of Columbia, when the Policy is issued, the Premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the Policy is delivered or 45 days after the application is executed, the Net Premium is allocated according to the Policyowner's instructions.) Unless otherwise required by state law, upon cancellation, the Policyowner will then receive from us the greater of the Policy's Cash Value as of the date the Policy is returned or the Premiums paid, less loans and Partial Withdrawals. The Policy will be void as of the Issue Date. For canceled increases in the face amount, the refund equals the amount of Premiums that are in excess of scheduled premiums which are allocated to the increase in accordance with the surrender charge provision, less any portion of such amount previously paid to the Policyowner.

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the Policy, the Policyowner may request that the entire Accumulation Value of the Policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured; provided, however, that the Policyowner may request such a transfer within 24 months after an increase in the face amount of the Policy solely with respect to the lesser of that portion of the post-increase Premiums attributable to the increase in the face amount of the Policy or the Accumulation Value under the Policy. The exchange will become effective when NYLIAC receives proper written request.

     At any time within 24 months of the Issue Date, the Policyowner may exchange the Policy for a Policy on a permanent plan of life insurance which we are offering for this purpose. NYLIAC will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the Policy along with a proper written request; or (b) the date we receive at our Principal Office or such other location that we indicate to you in writing, the necessary payment for the exchange. Upon an exchange of a Policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged Policy will have the same Issue Date, issue age and risk classification as the original Policy. In order to exchange the Policy, we will require: (a) that the Policy be in effect on the date of exchange; (b) repayment of any unpaid loan plus accrued interest; and (c) an adjustment, if any, for Premiums and Cash Values of the Policy and any new Policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of any Portfolio, you have the option of converting your Policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your Policy, without providing evidence of insurability to NYLIAC, to a new flexible premium life insurance policy, for an amount of insurance not to exceed the amount of Death Benefit under the original Policy, on the date of conversion. The new Policy will be based on the same issue age, sex and class of risk as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original Policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to hold routine annual stockholder meetings. Each Fund's Board of Directors/Trustees has decided not to hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in Policyowners having a lesser role in governing the business of the Funds.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Account will be voted by NYLIAC at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the Investment Company Act of 1940 or any regulation thereunder should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, NYLIAC may elect to do so.

     The number of votes which are available to a Policyowner will be calculated separately for each Investment Division of the Separate Account. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     While a Policy is in force, the Policyowner holds a voting interest in each Investment Division to which Accumulation Value is allocated. The number of votes which are available to a Policyowner will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by Policyowners.

     Specifically, we reserve the right to:

     -- Add or remove any Investment Division;

     -- Create new separate accounts;

     -- Combine the Separate Account with one or more other separate accounts;

     -- Operate the Separate Account as management investment companies under the 1940 Act or in any other form permitted by law;

     -- Deregister the Separate Account under the 1940 Act;

     -- Manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- Transfer the assets of the Separate Account to one or more other separate accounts; and

     -- Restrict or eliminate any of the voting rights of Policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

     We have reserved all rights to the name of New York Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC

DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date;
                                            President and Chief Operating Officer of New York
                                            Life from October 1995 to April 1997; Vice Chairman
                                            and President Elect from February 1995 to October
                                            1995; Executive Vice President prior thereto.
                                            President of NYLIAC from November 1995 to May 1997.
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date; Vice President and Treasurer
                                            prior thereto. Senior Vice President and Treasurer of
                                            NYLIAC from May 1997 to date; Vice President and
                                            Treasurer prior thereto.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from March 1992
                                            to date; Vice President prior thereto. Senior Vice
                                            President of NYLIAC from April 1992 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to
                                            January 1997; Senior Vice President and Chief
                                            Financial Officer--Individual Operations prior
                                            thereto. President of NYLIAC from May 1997 to date;
                                            Executive Vice President from November 1995 to May
                                            1997; Senior Vice President prior thereto.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date; Chief Actuary and
                                            Controller prior thereto. Senior Vice President and
                                            Chief Actuary of NYLIAC from May 1991 to date.
OFFICERS:
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.

Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date; Senior Vice President--Northeastern Agencies
                                            from February 1994 to July 1995; Vice President prior
                                            thereto. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President in charge of the Financial
                                            Management Department and Chief Financial Officer of
                                            New York Life from July 1995 to date; Senior Vice
                                            President in charge of the Individual Life Department
                                            prior thereto. Senior Vice President of NYLIAC from
                                            April 1992 to date.
Jane L. Hamrick...........................  Vice President and Actuary of New York Life from
                                            March 1994 to date; Corporate Vice President and
                                            Actuary prior thereto. Vice President and Actuary of
                                            NYLIAC from April 1994 to date.
Jean E. Hoysradt..........................  Senior Vice President in charge of the Investment
                                            Department of New York Life from March 1992 to date;
                                            Senior Vice President of NYLIAC from April 1992 to
                                            date.
Maryann L. Ingenito.......................  Vice President of New York Life from April 1990 to date. Vice President and Controller (Principal
                                            Accounting Officer) of NYLIAC from December 1994 to
                                            date; Vice President and Assistant Controller prior
                                            thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Real Estate
                                            Department of New York Life from October 1989 to
                                            date. Senior Vice President of NYLIAC from April 1992
                                            to date.

                              YEAR 2000 READINESS

     The computer systems we use to process all Policy transactions and valuations need to be modified to accommodate the changeover to Year 2000. These modifications are necessary for us to be able to continue to administer the Policies in Year 2000 and later. As is the case with most systems projects, risks and uncertainties exist, and a project could be delayed. We are, however, working to make these systems modifications, and we expect that the necessary changes will be completed on time and in a way that will result in no disruption to our Policy servicing operations.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate

Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an effective annual rate of at least 4% to Premiums or portions of Premiums allocated or transferred to the Fixed Account under the Policies. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS

     Amounts may be transferred from the Fixed Account to the Separate Account Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. An amount not greater than 20% of the Fixed Account Value at the beginning of the Policy Year may be transferred during that Policy Year from the Fixed Account to the Investment Divisions.

     2. Minimum Transfer. Transfers of at least the minimum amount are permitted. In New York, the minimum amount that may be transferred from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Account Value. In most other states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer.

     NYLIAC reserves the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, transfers to the Fixed Account after the first two Policy Years may not be made more than twelve times per Policy Year. Policyowners should review their Policy for further details.

     Unlimited transfers between Investment Divisions are permitted each Policy Year, although we reserve the right to impose a charge of $30 per transfer for each transfer in excess of twelve transfers in any Policy Year. Any transfer made in connection with the Dollar Cost Averaging and Automatic Asset Reallocation Options will not count as a transfer toward the twelve transfer limit.

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures.

     See the Policy for details and a description of the Fixed Account.

     PROCEDURES FOR TELEPHONE TRANSFERS

     Policyowners may effect telephone transfers in two ways. All Policyowners may directly contact a service representative at (800)598-2019. Policyowners may also request access to an electronic service known as a Voice Response Unit
(VRU). The VRU will permit the unassisted transfer of monies among the Investment Divisions and/or the Fixed Account and change of allocation of future payments. All Policyowners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.

     NYLIAC will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any requests, callers will be asked for their social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Policyowners who request VRU access. The PIN is selected by and known only to the Policyowner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a service representative, will be confirmed by NYLIAC through a written letter. NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time to assure same-day processing. Requests received after 4:00 p.m. will be processed at the end of the next Valuation Period.

                       FEDERAL INCOME TAX CONSIDERATIONS

     THE DISCUSSION CONTAINED HEREIN IS GENERAL IN NATURE, IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICY, AND IS NOT INTENDED AS TAX ADVICE. NO ATTEMPT IS MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS AND NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF CONTINUATION OF CURRENT FEDERAL INCOME TAX LAWS AND TREASURY REGULATIONS OR OF CURRENT INTERPRETATIONS OF THE INTERNAL REVENUE SERVICE. FUTURE LEGISLATION, REGULATIONS OR INTERPRETATIONS COULD ADVERSELY AFFECT THE TAX TREATMENT OF LIFE INSURANCE POLICIES. LASTLY, THERE ARE MANY AREAS OF THE TAX LAW WHERE MINIMAL GUIDANCE EXISTS IN THE FORM OF TREASURY REGULATIONS OR REVENUE RULINGS.

     WHILE NYLIAC RESERVES THE RIGHT TO MAKE CHANGES IN THE POLICY TO ASSURE THAT IT CONTINUES TO QUALIFY AS LIFE INSURANCE FOR TAX PURPOSES, NYLIAC CANNOT MAKE ANY GUARANTEE REGARDING THE FUTURE TAX TREATMENT OF ANY POLICY. FOR COMPLETE INFORMATION ON THE TAX TREATMENT OF THE POLICIES, THE TAX TREATMENT UNDER THE LAWS OF YOUR STATE, OR THE IMPACT OF PROPOSED OR FUTURE CHANGES IN TAX LEGISLATION, REGULATIONS OR INTERPRETATIONS, YOU SHOULD CONSULT WITH A TAX ADVISOR.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the Policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity from NYLIAC and its operation is taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Policy Cash Values and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the Policies.

     CHARGES FOR TAXES

     NYLIAC imposes a Federal Tax Charge equal to 1.25% of Premiums received under the Policy to compensate NYLIAC for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of Premiums under the Policy. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the Policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, NYLIAC may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, NYLIAC reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Code, a Policy will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by the Separate Account in which any of the Policy values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, NYLIAC intends for the Separate Account to comply with Code Section 817(h) and the Regulations thereunder. To satisfy these diversification standards, the Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Eligible Portfolio as an asset of the Separate Account holding an interest in such Portfolio.

     With respect to variable life insurance contracts, the general diversification requirements of Code Section 817(h) are modified to the extent that any of the assets of the Separate Account are direct obligations of the United States Treasury. Even if the Separate Account invests only in United States Treasury Securities it will be treated as adequately diversified under Code Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Separate Account will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

     In connection with its issuance of temporary regulations under Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the Policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

     LIFE INSURANCE STATUS OF POLICY

     NYLIAC believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the Policyowner and Beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. Pursuant to Section 101(g) of the Code, amounts received after December 31, 1996, by the Policyowner may also be excludable from the Policyowner's gross income when the Insured has a terminal illness. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the Policyowner, the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a Surrender of the Policy or a Partial Withdrawal.

     MODIFIED ENDOWMENT CONTRACT STATUS

     A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the Policy provides for flexible Premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in death benefits or additional Premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional Premiums will be considered in these determinations.

     If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all Premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a Partial Withdrawal from a Policy will depend upon whether the Partial Withdrawal results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

     If the Policy is not a modified endowment contract, the general rule is that a Partial Withdrawal from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Code Section 7702(f)(7) no longer applies so that cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. NYLIAC suggests that a Policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a Partial

Withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered Premiums paid.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a Policy Surrender, a Partial Withdrawal or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

     POLICY LOANS AND INTEREST DEDUCTIONS

     NYLIAC also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the Policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

     Code Section 264 provides that interest paid or accrued on a loan in connection with a Policy is generally nondeductible. Certain exceptions apply, however, with respect to Policies covering key employees. In addition, in the case of Policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a Policy. NYLIAC suggests consultation with a tax advisor for further guidance.

     CORPORATE ALTERNATIVE MINIMUM TAX

     Ownership of a Policy by a corporation may affect the Policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Death Benefits received under any Policy exceed the sum of (i) the Premiums paid on that Policy in the year of death, and
(ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     A change of the Policyowner or the Insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring Policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

     STEP PROGRAM

     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

     QUALIFIED PLANS

     In the future, NYLIAC may make the Policy available to certain tax-qualified employee benefit plans. The rules governing such use are complex, and a purchaser should not use the Policy in conjunction with any such qualified plan until he or she has consulted a competent tax advisor. The Policy may not be acquired by an Individual Retirement Account (IRA).

     WITHHOLDING

     Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A Policyowner can elect to have either non-periodic or periodic payments made without withholding except where the Policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified NYLIAC that the tax identification number furnished by the Policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for either a lower rate of withholding or an exemption from withholding.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

     Before we will reinstate the Policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the Policy in force for at least 3 months plus, if the Policy lapses before, and is reinstated after, the first Policy Anniversary, an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all Premiums in arrears. Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a Policy loan interest rate of less than 6% is in effect when the Policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the Policy loan interest rate. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the Policy, the face amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

     ADDITIONAL BENEFITS YOU CAN GET BY RIDER

     The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following riders are available.

  Guaranteed Minimum Death Benefit ("GMDB") Rider

     This rider is subject to state regulatory approvals and may not be available in all states. Please contact your registered representative to determine if this rider is available in your state. In addition, the rider title and requirements for this rider may vary by state. Please contact your registered representative or refer to your rider for additional information.

     Prior to its expiry date, this rider guarantees that the Policy will not lapse even if the Policy's Cash Surrender Value is not enough to cover the current monthly deduction charges defined in the Policy. Generally, this rider is available with expiry dates of the Insured's age 70, 80 and, except for Policies issued with a substandard underwriting class, 95. At issue, the Policyowner can choose any one of the expiry dates, but the coverage period for the rider must be at least 10 years.

     In exchange for the guarantee provided by this rider, the Policyowner is required to pay a certain amount of Premiums into the Policy. A monthly GMDB premium is calculated for the Policy and is shown on the Policy Data Page. This amount is expressed monthly, but Premiums do not have to actually be paid on a monthly basis. On each Monthly Deduction Day, a GMDB premium test is performed. The test must be satisfied or the rider will end. The GMDB premium test is satisfied as of a Monthly Deduction Day if the total Premiums paid to date under the Policy, less any Partial Withdrawal made, are at least equal to the cumulative sum of all monthly GMDB premiums from the date this rider is issued up to that Monthly Deduction Day. The monthly GMDB premium can change if certain changes are made to the Policy.

     If on a Monthly Deduction Day, the Policy does not satisfy the GMDB premium test and the amount by which the test is failed is more than one monthly GMDB premium, the Policyowner will be notified by letter that the rider will end unless the amount necessary to pass the GMDB premium test is paid by the next Monthly Deduction Day. However, we will reinstate this rider if the required payment is received before the Monthly Deduction Day which follows the date the rider ended.

     In addition to the Premium requirement described above, Policyowners must pay a charge for the rider. The charge is $0.01 per $1000 of the sum of a Policy's base face amount plus any face amount provided by an Other Covered Insured rider. This charge will be deducted from the Policy's Cash Value on each Monthly Deduction Day.

     If a loan is taken during the first two Policy Years, this rider will end when the loan is taken. After the first two Policy Years, loans are permitted but are restricted. In general, the Cash Surrender Value minus the requested loan must exceed the total of the monthly GMDB premiums, accumulated at an annual effective interest rate of 6%, as of that date. If a Policyowner requests a loan which would cause the GMDB rider to end, we will delay processing the request until we receive the Policyowner's signed authorization to terminate the Rider. Once terminated, the rider cannot be reinstated.

     This rider will also end if the rider reaches its expiry date (age 70, 80 or 95, as selected by the Policyowner) or if the Policy ends or is surrendered.

     The GMDB rider also covers the monthly deduction charges due for any other riders which may be included in the Policy. However, if monthly deduction charges are being waived under another rider attached to the Policy, the GMDB rider is placed in an inactive status and no benefit under the GMDB rider is in effect. While the rider is in an inactive status, no charge for the rider is payable and no GMDB premium testing will be performed. However, once monthly deductions for this Policy are no longer being waived, the GMDB rider will automatically be restored. Beginning anew on the next Monthly Deduction Day, the charge for this rider will be deducted and the GMDB premium test must again be satisfied.

  Children's Insurance Rider

     This rider provides level term insurance coverage on the lives of children of the Insured until the earlier of the Policy Anniversary on which the child is age 25 or the one on which the Insured is or would have been age 65. The rider coverage may be converted at that time to a current-dated permanent life insurance policy.

  Term Insurance On Other Covered Insured Rider (also referred to as Supplemental Insurance Benefit Rider)

     This rider provides level term insurance coverage on one or more insureds and is convertible up until the Policy Anniversary on which that insured is age 71 or on the death of the primary Insured, if earlier. This rider is currently not available on the primary Insured for newly issued Policies.

  Monthly Deduction Waiver Rider

     This rider provides for the waiver of Monthly Deductions in the event of total disability of the Insured.

  Accidental Death Benefit Rider

     This rider provides for an additional Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within one year of the Insured's death. No benefit is payable under this rider if the Insured dies before his or her first birthday or after the Policy Anniversary when the Insured is age 70.

  Guaranteed Insurability Rider

     This rider allows the Policyowner to increase the face amount of the Policy or purchase a new policy on the Insured for a specified option amount on specified dates, without evidence of insurability.

  Spouse Paid-Up Insurance Purchase Option Rider (not available in New York)

     This rider allows the Insured's spouse or the spouse of an Other Covered Insured to purchase a paid-up insurance policy on his or her life on that insured's death in the amount up to the Death Benefit on the Policy, provided the spouse is the beneficiary under the policy or the applicable Term Insurance On Other Covered Insured Rider.

  Accelerated Benefits Rider

     This rider allows the Policyowner to receive 25% or more of the Death Benefit up to $250,000, less an interest adjustment, when the Insured has a life expectancy of twelve months or less. Amounts received under this rider after December 31, 1996 will generally be excludable from the Policyowner's gross income under Section 101(g) of the Code. The exclusion from gross income will not apply, however, if the Policyowner is not the Insured and the Policyowner has an insurable interest in the life of the Insured either because the Insured is a director, officer or employee of the Policyowner or because the Insured has a financial interest in a business of the Policyowner.

     When less than 100% of the Death Benefit is accelerated, the Policy stays in force, with the face amount and other Policy values reduced proportionately.

     PAYMENT OPTIONS

     The proceeds of the Policy will be paid in one sum, or if elected, all or part of these proceeds can be placed under one or more of the options described in this section. If we agree, the proceeds may be placed under some other method of payment instead. Any life insurance proceeds paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree. If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee. It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The Policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy proceeds to purchase a corresponding single Premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity Premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 Table. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the sex and adjusted age of the payee. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Policyowner or, if deceased, the Policyowner's estate.

     ASSIGNMENT

     The Policy may be assigned as collateral for a loan or other obligation. But for any assignment to be binding on us, we must receive a signed copy of it at our Principal Office or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay Premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the Policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the Death Benefit will be adjusted to reflect the correct age and sex. The Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the Insured commits suicide within two years (or less where required by law) from the Issue Date or with respect to an increase in face amount, the effective date of the increase, and while the Policy is in force, we pay a limited Death Benefit in one sum to the

Beneficiary. The limited Death Benefit is the amount of Premiums, less any Policy Debt or amounts withdrawn. For any increases in the face amount, the limited Death Benefit will be the monthly deductions made for that increase. If the limited Death Benefit for the entire Policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive all requirements at our Principal Office or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any Partial Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the New
        York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our Policyowners.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at our Principal Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or Partial Withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                              RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing you the same information as of the end of the previous quarter.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies: A.M. Best and Moody's Investor's Services Inc. (for financial strength and stability) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a Policy's first year will not exceed 50% of the Premiums paid up to a Policy's "breakpoint" Premium (6.5% in the second and subsequent Policy Years) plus 3.5% of Premiums paid in excess of such amount. The "breakpoint" Premium is the lesser of the target premium and the annualized scheduled Premium specified on the Application. Commissions in excess of the percentage payable on renewal Premiums are available for Premiums paid in connection with most increases in a Policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.

                               LEGAL PROCEEDINGS

     In 1995, NYLIAC and New York Life settled a nationwide class action brought in New York State court related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge and has been upheld on appeal.

     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action and a purported class action claiming to include numerous policyholders in one jurisdiction who did not exclude themselves from the nationwide class action. The certification by a non-New York State court of a purported class action claiming to include numerous policyholders in that state who excluded themselves from the settlement of the nationwide class action was recently reversed by an intermediate appellate court; plaintiffs filed a motion for rehearing in the intermediate appellate court and the motion was denied. Plaintiffs may file a petition with the highest court within the statutory time allowed to do so. Most of these actions seek substantial or unspecified compensatory and punitive damages.

     NYLIAC is also a defendant in other individual suits arising from its insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                            INDEPENDENT ACCOUNTANTS

     The financial statements included herein have been included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                    EXPERTS

     Actuarial matters in this Prospectus have been examined by Jane L. Hamrick, Vice President and Actuary. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report thereon) for the fiscal years ended December 31, 1997, 1996 and 1995, and of the Separate Account (including the auditor's report thereon) for the years ended December 31, 1997 and 1996 are included herein. The financial statements of NYLIAC included herein should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

                                                           MAINSTAY VP      MAINSTAY VP
                                                             CAPITAL            CASH         MAINSTAY VP
                                                           APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $71,698,422; $8,162,465; $901,536; $1,710,793;
    $12,510,806; $3,296,089; $20,293,241; $14,089,938;
    $4,305,981, respectively)...........................   $97,265,269      $ 8,162,474      $   882,918

LIABILITIES:
  Liability for mortality and expense risk charges......       165,893           11,585            1,378
                                                           -----------      -----------      -----------
      Total equity......................................   $97,099,376      $ 8,150,889      $   881,540
                                                           ===========      ===========      ===========
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 5,124,798;
      6,904,428; 74,626; 135,206; 856,537; 258,156;
      1,523,627; 921,430; 330,171, respectively.........   $97,099,376      $ 8,150,889      $   881,540
                                                           ===========      ===========      ===========
    Variable accumulation unit value....................   $     18.95      $      1.18      $     11.81
                                                           ===========      ===========      ===========

                                                                                                ALGER
                                                           MAINSTAY VP      MAINSTAY VP        AMERICAN
                                                              GROWTH          INDEXED           SMALL
                                                              EQUITY           EQUITY       CAPITALIZATION
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $21,322,048; $24,750,525; $1,837,228; $174,491;
    $5,257,529; $2,176,634; $1,395,497; $7,449,468;
    $1,984,797, respectively)...........................   $22,281,943      $30,850,870      $ 1,931,280

LIABILITIES:
  Liability for mortality and expense risk charges......        37,467           50,736            2,937
                                                           -----------      -----------      -----------
      Total equity......................................   $22,244,476      $30,800,134      $ 1,928,343
                                                           ===========      ===========      ===========
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 1,098,666;
      1,335,045; 180,466; 14,661; 447,895; 178,000;
      121,580; 621,916; 169,020, respectively...........   $22,244,476      $30,800,134      $ 1,928,343
                                                           ===========      ===========      ===========
    Variable accumulation unit value....................   $     20.25      $     23.07      $     10.69
                                                           ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
     $ 1,691,885      $12,273,364      $ 3,155,744      $24,570,673      $16,016,103      $ 4,269,078

           3,012           20,329            5,115           42,357           26,197            7,383
     -----------      -----------      -----------      -----------      -----------      -----------
     $ 1,688,873      $12,253,035      $ 3,150,629      $24,528,316      $15,989,906      $ 4,261,695
     ===========      ===========      ===========      ===========      ===========      ===========


     $ 1,688,873      $12,253,035      $ 3,150,629      $24,528,316      $15,989,906      $ 4,261,695
     ===========      ===========      ===========      ===========      ===========      ===========

     $     12.49      $     14.31      $     12.20      $     16.10      $     17.35      $     12.91
     ===========      ===========      ===========      ===========      ===========      ===========

                                                                            JANUS        MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY          JANUS            ASPEN           EMERGING
       SOCIALLY         VIP II:            VIP:            ASPEN          WORLDWIDE         MARKETS
     RESPONSIBLE       CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH           EQUITY
    ---------------------------------------------------------------------------------------------------
     $   174,348      $ 5,747,398      $ 2,354,052      $ 1,498,501      $ 7,771,354      $ 1,688,354

             250            8,457            3,409            2,381           11,677            2,487
     -----------      -----------      -----------      -----------      -----------      -----------
     $   174,098      $ 5,738,941      $ 2,350,643      $ 1,496,120      $ 7,759,677      $ 1,685,867
     ===========      ===========      ===========      ===========      ===========      ===========

     $   174,098      $ 5,738,941      $ 2,350,643      $ 1,496,120      $ 7,759,677      $ 1,685,867
     ===========      ===========      ===========      ===========      ===========      ===========

     $     11.88      $     12.81      $     13.21      $     12.31      $     12.48      $      9.97
     ===========      ===========      ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                           MAINSTAY VP         MAINSTAY VP
                                                             CAPITAL              CASH             MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                        ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $       123         $   290,588         $    32,752
  Mortality and expense risk charges..................        (557,291)            (39,701)             (3,647)
                                                           -----------         -----------         -----------
      Net investment income (loss)....................        (557,168)            250,887              29,105
                                                           -----------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................       1,423,369          17,014,805             139,941
  Cost of investments sold............................        (805,290)        (17,014,751)           (126,567)
                                                           -----------         -----------         -----------
      Net realized gain on investments................         618,079                  54              13,374
  Realized gain distribution received.................       1,303,265                  --              46,486
  Change in unrealized appreciation (depreciation)
    on investments....................................      14,268,963                   9             (18,565)
                                                           -----------         -----------         -----------
      Net gain (loss) on investments..................      16,190,307                  63              41,295
                                                           -----------         -----------         -----------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................         (15,392)                (49)               (107)
                                                           -----------         -----------         -----------
      Net increase in total equity resulting
        from operations...............................     $15,617,747         $   250,901         $    70,293
                                                           ===========         ===========         ===========

                                                                                                      ALGER
                                                           MAINSTAY VP         MAINSTAY VP          AMERICAN
                                                             GROWTH              INDEXED              SMALL
                                                             EQUITY              EQUITY          CAPITALIZATION
                                                        ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $   154,149         $   382,331         $        --
  Mortality and expense risk charges..................        (118,883)           (153,223)             (6,663)
                                                           -----------         -----------         -----------
      Net investment income (loss)....................          35,266             229,108              (6,663)
                                                           -----------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................         665,550           1,458,314              96,138
  Cost of investments sold............................        (461,321)           (810,710)            (93,572)
                                                           -----------         -----------         -----------
      Net realized gain on investments................         204,229             647,604               2,566
  Realized gain distribution received.................       2,869,322             701,766              27,734
  Change in unrealized appreciation (depreciation)
    on investments....................................         675,936           4,086,848              94,168
                                                           -----------         -----------         -----------
      Net gain (loss) on investments..................       3,749,487           5,436,218             124,468
                                                           -----------         -----------         -----------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................          (4,349)             (5,232)               (165)
                                                           -----------         -----------         -----------
      Net increase (decrease) in total equity resulting
        from operations...............................     $ 3,780,404         $ 5,660,094         $   117,640
                                                           ===========         ===========         ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP         HIGH YIELD         INTERNATIONAL           TOTAL            MAINSTAY VP         MAINSTAY VP
       GOVERNMENT        CORPORATE BOND          EQUITY              RETURN               VALUE               BOND
    -----------------------------------------------------------------------------------------------------------------
       $   107,175         $   782,162         $   242,338         $   516,372         $   201,046         $   266,329
           (11,217)            (91,731)            (45,495)           (148,128)            (94,179)            (26,020)
       -----------         -----------         -----------         -----------         -----------         -----------
            95,958             690,431             196,843             368,244             106,867             240,309
       -----------         -----------         -----------         -----------         -----------         -----------

           330,840          13,492,251          12,036,950           1,232,002           7,644,643             480,016
          (324,609)        (11,471,769)        (11,261,034)           (810,649)         (5,322,018)           (447,131)
       -----------         -----------         -----------         -----------         -----------         -----------
             6,231           2,020,482             775,916             421,353           2,322,625              32,885
                --             486,646                  --             441,150             677,784              11,900

            35,959          (1,969,535)           (823,782)          2,055,337            (692,340)             45,233
       -----------         -----------         -----------         -----------         -----------         -----------
            42,190             537,593             (47,866)          2,917,840           2,308,069              90,018
       -----------         -----------         -----------         -----------         -----------         -----------

              (174)             (2,363)               (382)             (3,477)             (2,689)               (431)
       -----------         -----------         -----------         -----------         -----------         -----------

       $   137,974         $ 1,225,661         $   148,595         $ 3,282,607         $ 2,412,247         $   329,896
       ===========         ===========         ===========         ===========         ===========         ===========

                                                                                          JANUS          MORGAN STANLEY
         CALVERT            FIDELITY            FIDELITY              JANUS               ASPEN             EMERGING
        SOCIALLY             VIP II:              VIP:                ASPEN             WORLDWIDE            MARKETS
       RESPONSIBLE         CONTRAFUND         EQUITY-INCOME         BALANCED             GROWTH              EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $     3,709         $     5,634         $     3,972         $    29,131         $    44,499         $    11,490
              (614)            (18,741)             (6,894)             (5,466)            (25,288)             (6,777)
       -----------         -----------         -----------         -----------         -----------         -----------
             3,095             (13,107)             (2,922)             23,665              19,211               4,713
       -----------         -----------         -----------         -----------         -----------         -----------

            33,234             172,065             150,267             104,654             155,684             187,902
           (30,376)           (150,779)           (144,967)            (93,347)           (133,142)           (162,977)
       -----------         -----------         -----------         -----------         -----------         -----------
             2,858              21,286               5,300              11,307              22,542              24,925
             8,046              14,890              19,970               1,077              17,119              50,836

               821             488,379             177,716             103,207             319,287            (296,932)
       -----------         -----------         -----------         -----------         -----------         -----------
            11,725             524,555             202,986             115,591             358,948            (221,171)
       -----------         -----------         -----------         -----------         -----------         -----------

               (16)               (592)               (182)               (176)               (494)                134
       -----------         -----------         -----------         -----------         -----------         -----------

       $    14,804         $   510,856         $   199,882         $   139,080         $   377,665         $  (216,324)
       ===========         ===========         ===========         ===========         ===========         ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1997
and December 31, 1996

                                                        MAINSTAY VP                              MAINSTAY VP
                                                    CAPITAL APPRECIATION                       CASH MANAGEMENT
                                              --------------------------------         --------------------------------
                                                  1997                1996                 1997                1996
                                              -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............  $   (557,168)        $  (259,950)        $    250,887         $   125,170
    Net realized gain (loss) on
      investments...........................       618,079             117,486                   54                 (31)
    Realized gain distribution received.....     1,303,265                  --                   --                  --
    Change in unrealized appreciation
      (depreciation) on investments.........    14,268,963           6,900,669                    9                  11
    Increase (decrease) attributable to
      funds of New York Life Insurance and
      Annuity Corporation retained by Separate
      Account...............................       (15,392)             (3,153)                 (49)                 89
                                              ------------         -----------         ------------         -----------
      Net increase in total equity resulting
        from operations.....................    15,617,747           6,755,052              250,901             125,239
                                              ------------         -----------         ------------         -----------
  Contributions and withdrawals:
    Return of equity contribution to New
      York Life Insurance and Annuity
      Corporation...........................            --                  --                   --                  --
    Policyowners' premium payments..........    35,212,386          26,843,479           36,523,185          32,779,343
    Cost of insurance.......................   (13,265,402)         (9,093,725)          (1,411,287)           (989,566)
    Policyowners' surrenders................    (3,421,827)         (1,271,171)            (163,399)            (56,535)
    Net transfers to Fixed Account..........    (2,119,635)         (1,045,732)            (737,645)           (557,133)
    Transfers between Investment
      Divisions.............................     5,279,916          11,653,145          (32,758,497)        (27,966,704)
    Policyowners' death benefits............       (69,600)            (29,669)             (10,139)                 --
                                              ------------         -----------         ------------         -----------
      Net contributions and withdrawals.....    21,615,838          27,056,327            1,442,218           3,209,405
                                              ------------         -----------         ------------         -----------
        Increase (decrease) in total
          equity............................    37,233,585          33,811,379            1,693,119           3,334,644
TOTAL EQUITY:
    Beginning of year.......................    59,865,791          26,054,412            6,457,770           3,123,126
                                              ------------         -----------         ------------         -----------
    End of year.............................  $ 97,099,376         $59,865,791         $  8,150,889         $ 6,457,770
                                              ============         ===========         ============         ===========

                                                         MAINSTAY VP                             MAINSTAY VP
                                                    INTERNATIONAL EQUITY                        TOTAL RETURN
                                               -------------------------------         -------------------------------
                                                  1997                1996                1997                1996
                                               -----------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income....................  $   196,843         $   630,545         $   368,244         $   255,705
    Net realized gain on investments.........      775,916              10,856             421,353              69,613
    Realized gain distribution received......           --              17,725             441,150                  --
    Change in unrealized appreciation
      (depreciation) on investments..........     (823,782)            485,209           2,055,337           1,096,527
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate
      Account................................         (382)             (1,988)             (3,477)               (891)
                                               -----------         -----------         -----------         -----------
      Net increase in total equity resulting
        from operations......................      148,595           1,142,347           3,282,607           1,420,954
                                               -----------         -----------         -----------         -----------
  Contributions and withdrawals:
    Return of equity contribution to New York
      Life Insurance and Annuity Corporation.  (11,738,745)                 --                  --                  --
    Policyowners' premium payments...........    1,521,928             958,640           8,153,659           7,504,745
    Cost of insurance........................     (500,492)           (257,367)         (3,111,363)         (2,550,631)
    Policyowners' surrenders.................      (47,748)            (14,717)           (866,926)           (393,720)
    Net transfers to Fixed Account...........      (43,728)             (9,665)           (499,837)           (241,714)
    Transfers between Investment Divisions...      242,651             794,305             344,132           2,569,434
    Policyowners' death benefits.............       (3,803)             (2,096)            (30,727)            (12,043)
                                               -----------         -----------         -----------         -----------
      Net contributions and withdrawals......  (10,569,937)          1,469,100           3,988,938           6,876,071
                                               -----------         -----------         -----------         -----------
        Increase (decrease) in total
          equity.............................  (10,421,342)          2,611,447           7,271,545           8,297,025
TOTAL EQUITY:
    Beginning of year........................   13,571,971          10,960,524          17,256,771           8,959,746
                                               -----------         -----------         -----------         -----------
    End of year..............................  $ 3,150,629         $13,571,971         $24,528,316         $17,256,771
                                               ===========         ===========         ===========         ===========

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                                                                   MAINSTAY VP
           MAINSTAY VP                 MAINSTAY VP                  HIGH YIELD
           CONVERTIBLE                 GOVERNMENT                 CORPORATE BOND
    -------------------------   -------------------------   --------------------------
       1997         1996(a)        1997          1996           1997          1996
    ----------------------------------------------------------------------------------
    $    29,105   $     1,209   $    95,958   $    82,707   $    690,431   $   757,498
         13,374             8         6,231        12,558      2,020,482        48,439
         46,486           225            --            --        486,646       233,076

        (18,565)          (52)       35,959       (60,509)    (1,969,535)    1,191,289

           (107)           --          (174)          (51)        (2,363)       (2,719)
    -----------   -----------   -----------   -----------   ------------   -----------
         70,293         1,390       137,974        34,705      1,225,661     2,227,583
    -----------   -----------   -----------   -----------   ------------   -----------

             --            --            --            --    (12,980,105)           --
        416,058        36,023       565,639       588,549      5,209,882     2,385,150
       (111,682)       (2,787)     (224,791)     (202,531)    (1,602,404)     (696,139)
         (4,694)           --       (68,227)      (25,594)      (247,985)      (61,676)
        (13,050)           --       (41,442)      (14,290)       (80,517)      (32,091)
        389,933       100,056      (115,412)       90,391      2,688,651     2,269,082
             --            --            --        (1,092)        (4,740)       (1,270)
    -----------   -----------   -----------   -----------   ------------   -----------
        676,565       133,292       115,767       435,433     (7,017,218)    3,863,056
    -----------   -----------   -----------   -----------   ------------   -----------
        746,858       134,682       253,741       470,138     (5,791,557)    6,090,639

        134,682            --     1,435,132       964,994     18,044,592    11,953,953
    -----------   -----------   -----------   -----------   ------------   -----------
    $   881,540   $   134,682   $ 1,688,873   $ 1,435,132   $ 12,253,035   $18,044,592
    ===========   ===========   ===========   ===========   ============   ===========

           MAINSTAY VP                 MAINSTAY VP                 MAINSTAY VP
              VALUE                       BOND                    GROWTH EQUITY
    -------------------------   -------------------------   -------------------------
       1997          1996          1997          1996          1997          1996
    ---------------------------------------------------------------------------------
    $   106,867   $    92,729   $   240,309   $   165,236   $    35,266   $    43,146
      2,322,625        15,992        32,885        12,900       204,229        30,033
        677,784       186,950        11,900            --     2,869,322     1,437,459

       (692,340)    1,787,101        45,233      (115,255)      675,936       161,667

         (2,689)       (1,752)         (431)          (91)       (4,349)       (1,387)
    -----------   -----------   -----------   -----------   -----------   -----------
      2,412,247     2,081,020       329,896        62,790     3,780,404     1,670,918
    -----------   -----------   -----------   -----------   -----------   -----------

     (7,345,155)           --            --            --            --            --
      6,236,512     2,967,711     1,629,051     1,242,545     7,565,076     4,982,537
     (2,115,916)     (906,758)     (499,972)     (402,055)   (2,621,057)   (1,651,492)
       (202,363)      (62,672)     (141,987)      (45,388)     (447,153)     (203,329)
       (134,401)      (31,930)      (92,777)      (31,204)     (287,713)     (178,949)
      3,413,486     2,776,686       156,019       627,608     2,607,194     2,251,912
         (6,038)       (1,828)       (2,486)       (2,075)      (32,659)      (15,505)
    -----------   -----------   -----------   -----------   -----------   -----------
       (153,875)    4,741,209     1,047,848     1,389,431     6,783,688     5,185,174
    -----------   -----------   -----------   -----------   -----------   -----------
      2,258,372     6,822,229     1,377,744     1,452,221    10,564,092     6,856,092

     13,731,534     6,909,305     2,883,951     1,431,730    11,680,384     4,824,292
    -----------   -----------   -----------   -----------   -----------   -----------
    $15,989,906   $13,731,534   $ 4,261,695   $ 2,883,951   $22,244,476   $11,680,384
    ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 1997
and December 31, 1996

                                                                                                     ALGER
                                                                                                    AMERICAN
                                                              MAINSTAY VP                            SMALL
                                                             INDEXED EQUITY                      CAPITALIZATION
                                                     ------------------------------      ------------------------------
                                                         1997              1996              1997            1996(a)
                                                     ------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...................  $    229,108      $    135,508      $     (6,663)     $        (67)
    Net realized gain (loss) on investments........       647,604            64,602             2,566               (30)
    Realized gain distribution received............       701,766           166,736            27,734                --
    Change in unrealized appreciation
      (depreciation) on investments................     4,086,848         1,454,231            94,168              (117)
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account.....        (5,232)           (1,534)             (165)                3
                                                     ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations..................     5,660,094         1,819,543           117,640              (211)
                                                     ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments.................    10,763,151         5,663,276           889,897            15,186
    Cost of insurance..............................    (3,866,075)       (1,832,018)         (237,282)           (3,169)
    Policyowners' surrenders.......................      (696,971)         (189,215)          (17,688)              (29)
    Net transfers from (to) Fixed Account..........      (527,396)         (255,372)          (20,195)               80
    Transfers between Investment Divisions.........     5,609,822         3,981,697         1,079,383           109,530
    Policyowners' death benefits...................       (49,784)           (2,523)           (4,799)               --
                                                     ------------      ------------      ------------      ------------
      Net contributions and withdrawals............    11,232,747         7,365,845         1,689,316           121,598
                                                     ------------      ------------      ------------      ------------
        Increase in total equity...................    16,892,841         9,185,388         1,806,956           121,387
TOTAL EQUITY:
    Beginning of year..............................    13,907,293         4,721,905           121,387                --
                                                     ------------      ------------      ------------      ------------
    End of year....................................  $ 30,800,134      $ 13,907,293      $  1,928,343      $    121,387
                                                     ============      ============      ============      ============

                                                                FIDELITY                             JANUS
                                                                  VIP:                               ASPEN
                                                             EQUITY-INCOME                          BALANCED
                                                     ------------------------------      ------------------------------
                                                         1997            1996(a)             1997            1996(a)
                                                     ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...................  $     (2,922)     $        (36)     $     23,665      $        847
    Net realized gain on investments...............         5,300               121            11,307                 1
    Realized gain distribution received............        19,970                --             1,077                --
    Change in unrealized appreciation
      (depreciation) on investments................       177,716              (298)          103,207              (203)
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account.....          (182)               --              (176)               --
                                                     ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations..................       199,882              (213)          139,080               645
                                                     ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments.................       918,009            13,334           644,403            14,020
    Cost of insurance..............................      (212,463)           (1,305)         (163,402)           (1,851)
    Policyowners' surrenders.......................        (6,862)               --            (7,064)               --
    Net transfers to Fixed Account.................        (7,728)               --           (11,645)               --
    Transfers between Investment Divisions.........     1,357,221            90,768           787,770            94,164
    Policyowners' death benefits...................            --                --                --                --
                                                     ------------      ------------      ------------      ------------
      Net contributions and withdrawals............     2,048,177           102,797         1,250,062           106,333
                                                     ------------      ------------      ------------      ------------
        Increase in total equity...................     2,248,059           102,584         1,389,142           106,978
TOTAL EQUITY:
    Beginning of year..............................       102,584                --           106,978                --
                                                     ------------      ------------      ------------      ------------
    End of year....................................  $  2,350,643      $    102,584      $  1,496,120      $    106,978
                                                     ============      ============      ============      ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                CALVERT                              FIDELITY
               SOCIALLY                               VIP II:
              RESPONSIBLE                           CONTRAFUND
    -------------------------------       -------------------------------
        1997             1996(a)              1997             1996(a)
    ---------------------------------------------------------------------
    $      3,095       $        258       $    (13,107)      $       (111)
           2,858                 --             21,286                376
           8,046                645             14,890                 --
             821               (965)           488,379              1,491
             (16)                --               (592)                (1)
    ------------       ------------       ------------       ------------
          14,804                (62)           510,856              1,755
    ------------       ------------       ------------       ------------
          66,367                642          2,664,045             26,958
         (19,221)              (144)          (596,242)            (5,360)
            (987)                --            (42,541)               (19)
            (370)                --            (49,073)              (374)
          89,506             23,563          2,995,348            233,588
              --                 --                 --                 --
    ------------       ------------       ------------       ------------
         135,295             24,061          4,971,537            254,793
    ------------       ------------       ------------       ------------
         150,099             23,999          5,482,393            256,548
          23,999                 --            256,548                 --
    ------------       ------------       ------------       ------------
    $    174,098       $     23,999       $  5,738,941       $    256,548
    ============       ============       ============       ============

                 JANUS                            MORGAN STANLEY
                 ASPEN                               EMERGING
               WORLDWIDE                              MARKETS
                GROWTH                                EQUITY
    -------------------------------       -------------------------------
        1997             1996(a)              1997             1996(a)
    ---------------------------------------------------------------------
    $     19,211       $      1,123       $      4,713       $         82
          22,542                243             24,925                  5
          17,119                 --             50,836                 --
         319,287              2,600           (296,932)               489
            (494)                (2)               134                 --
    ------------       ------------       ------------       ------------
         377,665              3,964           (216,324)               576
    ------------       ------------       ------------       ------------
       3,320,718             51,071            948,661             11,833
        (742,262)            (6,122)          (209,093)            (2,147)
         (39,211)               (12)           (14,813)               (16)
         (95,247)                --            (10,081)                --
       4,680,102            209,880          1,114,525             65,490
            (869)                --             (2,744)                --
    ------------       ------------       ------------       ------------
       7,123,231            254,817          1,826,455             75,160
    ------------       ------------       ------------       ------------
       7,500,896            258,781          1,610,131             75,736
         258,781                 --             75,736                 --
    ------------       ------------       ------------       ------------
    $  7,759,677       $    258,781       $  1,685,867       $     75,736
    ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

    New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account I ("VL Separate Account I") was established on June 4,
1993, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. The VL
Separate Account I policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. VL Separate Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VL Separate Account I are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  VL Separate Account I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of VL Separate Account I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VL Separate Account I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VL Separate Account I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VL Separate Account I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

    At December 31, 1997, the investments of VL Separate Account I are as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Number of shares........................................      4,344                8,163                   82
Identified cost*........................................    $71,698              $ 8,162              $   902

                                                                                                       ALGER
                                                          MAINSTAY VP          MAINSTAY VP            AMERICAN
                                                             GROWTH              INDEXED               SMALL
                                                             EQUITY              EQUITY            CAPITALIZATION
                                                          -------------------------------------------------------
Number of shares........................................      1,097                1,499                   44
Identified cost*........................................    $21,322              $24,751              $ 1,837

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1997, was as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Purchases...............................................    $23,836              $18,713              $   893
Proceeds from sales.....................................      1,423               17,015                  140

                                                                                                       ALGER
                                                          MAINSTAY VP          MAINSTAY VP            AMERICAN
                                                             GROWTH              INDEXED               SMALL
                                                             EQUITY              EQUITY            CAPITALIZATION
                                                          -------------------------------------------------------
Purchases...............................................    $10,367              $13,644              $ 1,809
Proceeds from sales.....................................        666                1,458                   96

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                   MAINSTAY VP      MAINSTAY VP    MAINSTAY VP
    MAINSTAY VP     HIGH YIELD     INTERNATIONAL      TOTAL      MAINSTAY VP    MAINSTAY VP
    GOVERNMENT    CORPORATE BOND      EQUITY         RETURN         VALUE           BOND
    -----------------------------------------------------------------------------------------
          172          1,046              306          1,492           995            325
      $ 1,711        $12,511          $ 3,296        $20,293       $14,090        $ 4,306

                                                                    JANUS      MORGAN STANLEY
      CALVERT        FIDELITY        FIDELITY         JANUS         ASPEN         EMERGING
     SOCIALLY        VIP II:           VIP:           ASPEN       WORLDWIDE       MARKETS
    RESPONSIBLE     CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH          EQUITY
    -----------------------------------------------------------------------------------------
           88            288               97             86           332            179
      $   174        $ 5,258          $ 2,177        $ 1,395       $ 7,449        $ 1,985

                   MAINSTAY VP      MAINSTAY VP    MAINSTAY VP
    MAINSTAY VP     HIGH YIELD     INTERNATIONAL      TOTAL      MAINSTAY VP    MAINSTAY VP
    GOVERNMENT    CORPORATE BOND      EQUITY         RETURN         VALUE           BOND
    -----------------------------------------------------------------------------------------
      $   543        $ 7,639          $ 1,645        $ 6,040       $ 8,276        $ 1,782
          331         13,492           12,037          1,232         7,645            480

                                                                    JANUS      MORGAN STANLEY
      CALVERT        FIDELITY        FIDELITY         JANUS         ASPEN         EMERGING
     SOCIALLY        VIP II:           VIP:           ASPEN       WORLDWIDE       MARKETS
    RESPONSIBLE     CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH          EQUITY
    -----------------------------------------------------------------------------------------
      $   180        $ 5,153          $ 2,219        $ 1,382       $ 7,326        $ 2,072
           33            172              150            105           156            188

  During the year New York Life Insurance and Annuity Corporation withdrew $32,064,005 from Separate Account I. This amount represented the New York Life Insurance and Annuity Corporation's May 1, 1995 initial investment in the Separate Account. This amount included accumulated appreciation of $7,064,005.

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

       VL Separate Account I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of
 .70% of the daily net asset value of each Investment Division. New York
Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

       VL Separate Account I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

    At December 31, 1997, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                            MAINSTAY VP      MAINSTAY VP
                                                              CAPITAL            CASH         MAINSTAY VP
                                                            APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                           ------------------------------------------------
Cost to Policyowners (net of withdrawals)................     $106,699         $ 20,922         $    971
Sales charges............................................       (8,042)          (9,910)             (46)
Cost of insurance........................................      (28,321)          (3,334)            (114)
Accumulated net investment income (loss).................         (812)             473               30
Accumulated net realized gain on investments and
  realized gain distributions received...................        2,031               --               60
Unrealized appreciation (depreciation) on investments....       25,567               --              (19)
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...          (23)              --               --
                                                              --------         --------         --------
Net amount applicable to Policyowners....................     $ 97,099         $  8,151         $    882
                                                              ========         ========         ========

                                                                                                 ALGER
                                                            MAINSTAY VP      MAINSTAY VP        AMERICAN
                                                               GROWTH          INDEXED           SMALL
                                                               EQUITY           EQUITY       CAPITALIZATION
                                                           ------------------------------------------------
Cost to Policyowners (net of withdrawals)................     $ 22,877         $ 31,100         $  2,143
Sales charges............................................       (1,547)          (1,953)             (92)
Cost of insurance........................................       (5,141)          (6,626)            (240)
Accumulated net investment income (loss).................          123              456               (7)
Accumulated net realized gain on investments and
  realized gain distributions received...................        4,978            1,731               30
Unrealized appreciation (depreciation) on investments....          960            6,100               94
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...           (6)              (8)              --
                                                              --------         --------         --------
Net amount applicable to Policyowners....................     $ 22,244         $ 30,800         $  1,928
                                                              ========         ========         ========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP         HIGH YIELD         INTERNATIONAL           TOTAL            MAINSTAY VP         MAINSTAY VP
       GOVERNMENT        CORPORATE BOND          EQUITY              RETURN               VALUE               BOND
    -----------------------------------------------------------------------------------------------------------------
        $  2,260            $ 10,979            $  2,240            $ 28,485            $ 14,705            $  5,305
            (202)               (803)               (262)             (2,224)               (969)               (381)
            (642)             (2,361)               (782)             (7,796)             (3,104)             (1,190)
             269               1,819               1,293                 863                 229                 508
              23               2,862                 805                 929               3,208                  58
             (19)               (237)               (140)              4,277               1,926                 (37)
              --                  (6)                 (3)                 (6)                 (5)                 (1)
        --------            --------            --------            --------            --------            --------
        $  1,689            $ 12,253            $  3,151            $ 24,528            $ 15,990            $  4,262
        ========            ========            ========            ========            ========            ========

                                                                                          JANUS          MORGAN STANLEY
         CALVERT            FIDELITY            FIDELITY              JANUS               ASPEN             EMERGING
        SOCIALLY             VIP II:              VIP:                ASPEN             WORLDWIDE            MARKETS
       RESPONSIBLE         CONTRAFUND         EQUITY-INCOME         BALANCED             GROWTH              EQUITY
    -----------------------------------------------------------------------------------------------------------------
        $    185            $  6,103            $  2,461            $  1,589            $  8,470            $  2,210
              (7)               (275)                (95)                (68)               (344)                (98)
             (19)               (602)               (214)               (165)               (748)               (211)
               3                 (13)                 (3)                 25                  20                   5
              12                  37                  25                  12                  40                  76
              --                 490                 177                 103                 322                (296)
              --                  (1)                 --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
        $    174            $  5,739            $  2,351            $  1,496            $  7,760            $  1,686
        ========            ========            ========            ========            ========            ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

    Transactions in accumulation units for the years ended December 31, 1997 and December 31, 1996, were as follows:

                                                MAINSTAY VP           MAINSTAY VP
                                           CAPITAL APPRECIATION     CASH MANAGEMENT
                                           ---------------------   -----------------
                                             1997        1996       1997      1996
                                           -----------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................        --          --         --        --
Units issued on premium payments.........     2,026       1,859     31,570    29,552
Units redeemed on cost of insurance......      (763)       (629)    (1,220)     (892)
Units redeemed on surrenders.............      (196)        (87)      (141)      (51)
Units redeemed on net transfers to
  Fixed Account..........................      (130)        (75)      (650)     (506)
Units issued (redeemed) on transfers
  between Investment Divisions...........       317         821    (28,363)  (25,270)
Units redeemed on death benefits.........        (4)         (2)        (9)       --
                                            -------     -------    -------   -------
  Net increase (decrease)................     1,250       1,887      1,187     2,833
Units outstanding, beginning of year.....     3,875       1,988      5,717     2,884
                                            -------     -------    -------   -------
Units outstanding, end of year...........     5,125       3,875      6,904     5,717
                                            =======     =======    =======   =======


                                                MAINSTAY VP           MAINSTAY VP
                                           INTERNATIONAL EQUITY      TOTAL RETURN
                                           ---------------------   -----------------
                                             1997        1996       1997      1996
                                           -----------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................    (1,000)         --         --        --
Units issued on premium payments.........       125          86        547       574
Units redeemed on cost of insurance......       (41)        (24)      (208)     (195)
Units redeemed on surrenders.............        (4)         (1)       (58)      (30)
Units redeemed on net transfers to
  Fixed Account..........................        (3)         (1)       (37)      (20)
Units issued on transfers between
  Investment Divisions...................        20          71         28       201
Units redeemed on death benefits.........        --          --         (2)       (1)
                                            -------     -------    -------   -------
  Net increase (decrease)................      (903)        131        270       529
Units outstanding, beginning of year.....     1,161       1,030      1,254       725
                                            -------     -------    -------   -------
Units outstanding, end of year...........       258       1,161      1,524     1,254
                                            =======     =======    =======   =======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                                               MAINSTAY VP
       MAINSTAY VP         MAINSTAY VP         HIGH YIELD
       CONVERTIBLE         GOVERNMENT        CORPORATE BOND
    -----------------   -----------------   -----------------
     1997     1996(a)    1997      1996      1997      1996
    ---------------------------------------------------------
         --       --         --        --    (1,000)       --
         37        3         48        53       383       199
        (10)      --        (19)      (18)     (119)      (58)
         --       --         (6)       (2)      (18)       (5)
         (1)      --         (3)       (1)       (5)       (2)
         36       10        (10)        8       200       191
         --       --         --        --        --        --
    -------   -------   -------   -------   -------   -------
         62       13         10        40      (559)      325
         13       --        125        85     1,416     1,091
    -------   -------   -------   -------   -------   -------
         75       13        135       125       857     1,416
    =======   =======   =======   =======   =======   =======


       MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
          VALUE               BOND            GROWTH EQUITY
    -----------------   -----------------   -----------------
     1997      1996      1997      1996      1997      1996
    ---------------------------------------------------------
       (500)      --         --        --        --        --
        393      230        135       108       413       341
       (134)     (70)       (41)      (35)     (143)     (113)
        (13)      (5)       (12)       (4)      (24)      (14)
        (10)      (3)        (7)       (3)      (17)      (13)
        219      219         12        55       146       155
         --       --         --        --        (2)       (1)
    -------   -------   -------   -------   -------   -------
        (45)     371         87       121       373       355
        966      595        243       122       726       371
    -------   -------   -------   -------   -------   -------
        921      966        330       243     1,099       726
    =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------

                                                                                ALGER
                                                                               AMERICAN
                                                          MAINSTAY VP           SMALL
                                                         INDEXED EQUITY     CAPITALIZATION
                                                        ----------------   ----------------
                                                         1997     1996      1997    1996(a)
                                                        -----------------------------------
Units issued on premium payments......................     516      357        87        2
Units redeemed on cost of insurance...................    (185)    (115)      (23)      --
Units redeemed on surrenders..........................     (33)     (12)       (2)      --
Units redeemed on net transfers to
  Fixed Account.......................................     (26)     (16)       (2)      --
Units issued on transfers between
  Investment Divisions................................     270      253       108       11
Units redeemed on death benefits......................      (2)      --        (1)      --
                                                        ------   ------    ------   ------
  Net increase........................................     540      467       167       13
Units outstanding, beginning of year..................     795      328        13       --
                                                        ------   ------    ------   ------
Units outstanding, end of year........................   1,335      795       180       13
                                                        ======   ======    ======   ======

                                                            FIDELITY            JANUS
                                                              VIP:              ASPEN
                                                         EQUITY-INCOME         BALANCED
                                                        ----------------   ----------------
                                                         1997    1996(a)    1997    1996(a)
                                                        -----------------------------------
Units issued on premium payments......................      74        1        58        2
Units redeemed on cost of insurance...................     (17)      --       (14)      --
Units redeemed on surrenders..........................      (1)      --        (1)      --
Units redeemed on net transfers to
  Fixed Account.......................................      (1)      --        (1)      --
Units issued on transfers between
  Investment Divisions................................     113        9        69        9
                                                        ------   ------    ------   ------
  Net increase........................................     168       10       111       11
Units outstanding, beginning of year..................      10       --        11       --
                                                        ------   ------    ------   ------
Units outstanding, end of year........................     178       10       122       11
                                                        ======   ======    ======   ======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

        CALVERT            FIDELITY
        SOCIALLY           VIP II:
      RESPONSIBLE         CONTRAFUND
    ----------------   ----------------
     1997    1996(a)    1997    1996(a)
    -----------------------------------
         7       --       222        3
        (2)      --       (49)      (1)
        --       --        (3)      --
        --       --        (4)      --
         8        2       257       23
        --       --        --       --
    ------   ------    ------   ------
        13        2       423       25
         2       --        25       --
    ------   ------    ------   ------
        15        2       448       25
    ======   ======    ======   ======

         JANUS          MORGAN STANLEY
         ASPEN             EMERGING
       WORLDWIDE           MARKETS
         GROWTH             EQUITY
    ----------------   ----------------
     1997    1996(a)    1997    1996(a)
    -----------------------------------
       274        5        85        1
       (61)      (1)      (19)      --
        (3)      --        (1)      --
        (8)      --        (1)      --
       395       21        97        7
    ------   ------    ------   ------
       597       25       161        8
        25       --         8       --
    ------   ------    ------   ------
       622       25       169        8
    ======   ======    ======   ======

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

    The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VL Separate Account I:

                                                                                   MAINSTAY VP
                                                                              CAPITAL APPRECIATION
                                                            ---------------------------------------------------------
                                                              1997        1996        1995        1994      1993++(a)
                                                            ---------------------------------------------------------
Unit value, beginning of year...........................     $15.45      $13.10      $ 9.72      $10.23      $10.00
Net investment income (loss)............................      (0.12)      (0.09)         --        0.04        0.02
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................       3.62        2.44        3.38       (0.55)       0.21
                                                             ------      ------      ------      ------      ------
Unit value, end of year.................................     $18.95      $15.45      $13.10      $ 9.72      $10.23
                                                             ======      ======      ======      ======      ======

                                                                    MAINSTAY VP                   MAINSTAY VP
                                                                    HIGH YIELD                   INTERNATIONAL
                                                                  CORPORATE BOND                    EQUITY
                                                            ---------------------------   ---------------------------
                                                             1997      1996     1995(c)    1997      1996     1995(c)
                                                            ---------------------------------------------------------
Unit value, beginning of year...........................    $12.75    $10.95    $10.00    $11.69    $10.65    $10.00
Net investment income...................................      0.67      0.61      0.36      0.33      0.58      0.46
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................      0.89      1.19      0.59      0.18      0.46      0.19
                                                            ------    ------    ------    ------    ------    ------
Unit value, end of year.................................    $14.31    $12.75    $10.95    $12.20    $11.69    $10.65
                                                            ======    ======    ======    ======    ======    ======


                                                                         MAINSTAY VP
                                                                        GROWTH EQUITY
                                                            -------------------------------------
                                                             1997      1996      1995     1994(b)
                                                            -------------------------------------
Unit value, beginning of year...........................    $16.09    $13.01    $10.14    $10.00
Net investment income (loss)............................      0.04      0.08      0.17      0.30
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................      4.12      3.00      2.70     (0.16)
                                                            ------    ------    ------    ------
Unit value, end of year.................................    $20.25    $16.09    $13.01    $10.14
                                                            ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
++  Per unit data based on average daily units outstanding during the period.
(a) For the period November 15, 1993 (Commencement of Operations) through December 31, 1993.
(b) For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
(c) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(d) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                           MAINSTAY VP                               MAINSTAY VP                   MAINSTAY VP
                         CASH MANAGEMENT                             CONVERTIBLE                   GOVERNMENT
    ---------------------------------------------------------   ---------------------   ---------------------------------
      1997        1996        1995        1994      1993++(a)     1997       1996(d)      1997        1996        1995
    ---------------------------------------------------------------------------------------------------------------------
     $ 1.13      $ 1.08      $ 1.03      $ 1.00      $ 1.00      $10.31      $10.00      $11.49      $11.31      $ 9.76
       0.05        0.04        0.05        0.03          --        0.64        0.16        0.71        0.76        0.93
         --        0.01          --          --          --        0.86        0.15        0.29       (0.58)       0.62
     ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     $ 1.18      $ 1.13      $ 1.08      $ 1.03      $ 1.00      $11.81      $10.31      $12.49      $11.49      $11.31
     ======      ======      ======      ======      ======      ======      ======      ======      ======      ======

          MAINSTAY VP
          GOVERNMENT
     ---------------------
       1994      1993++(a)

      $10.01      $10.00
        1.46        0.39
       (1.71)      (0.38)
      ------      ------
      $ 9.76      $10.01
      ======      ======

                           MAINSTAY VP                                     MAINSTAY VP                   MAINSTAY VP
                          TOTAL RETURN                                        VALUE                         BOND
    ---------------------------------------------------------   ---------------------------------   ---------------------
      1997        1996        1995        1994      1993++(a)     1997        1996       1995(c)      1997        1996
    ---------------------------------------------------------------------------------------------------------------------
     $13.76      $12.37      $ 9.70      $10.18      $10.00      $14.22      $11.62      $10.00      $11.85      $11.70
       0.26        0.26        0.32        0.52        0.18        0.12        0.12        0.05        0.80        0.92
       2.08        1.13        2.35       (1.00)         --        3.01        2.48        1.57        0.26       (0.77)
     ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     $16.10      $13.76      $12.37      $ 9.70      $10.18      $17.35      $14.22      $11.62      $12.91      $11.85
     ======      ======      ======      ======      ======      ======      ======      ======      ======      ======


          MAINSTAY VP
             BOND
     ---------------------
       1995       1994(b)

      $ 9.96      $10.00
        1.03        1.70
        0.71       (1.74)
      ------      ------
      $11.70      $ 9.96
      ======      ======


                                                                        ALGER                  CALVERT
                           MAINSTAY VP                                AMERICAN                SOCIALLY
                         INDEXED EQUITY                         SMALL CAPITALIZATION         RESPONSIBLE
    ---------------------------------------------------------   ---------------------   ---------------------
      1997        1996        1995        1994      1993++(a)     1997       1996(d)      1997       1996(d)
    ---------------------------------------------------------------------------------------------------------
     $17.49      $14.39      $10.58      $10.00      $10.00      $ 9.66      $10.00      $ 9.96      $10.00
       0.22        0.24        0.34        0.49          --       (0.07)      (0.01)       0.40        0.21
       5.36        2.86        3.47        0.09          --        1.10       (0.33)       1.52       (0.25)
     ------      ------      ------      ------      ------      ------      ------      ------      ------
     $23.07      $17.49      $14.39      $10.58      $10.00      $10.69      $ 9.66      $11.88      $ 9.96
     ======      ======      ======      ======      ======      ======      ======      ======      ======

--------------------------------------------------------------------------------

                                                                FIDELITY            FIDELITY
                                                                 VIP II:              VIP:
                                                               CONTRAFUND         EQUITY-INCOME
                                                            -----------------   -----------------
                                                             1997     1996(d)    1997     1996(d)
                                                            -------------------------------------
Unit value, beginning of year...........................    $10.39    $10.00    $10.38    $10.00
Net investment loss.....................................     (0.06)    (0.01)    (0.04)    (0.01)
Net realized and unrealized gains on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................      2.48      0.40      2.87      0.39
                                                            ------    ------    ------    ------
Unit value, end of year.................................    $12.81    $10.39    $13.21    $10.38
                                                            ======    ======    ======    ======

                                                                                      JANUS
                                                                                      ASPEN
                                                               JANUS ASPEN          WORLDWIDE
                                                                BALANCED             GROWTH
                                                            -----------------   -----------------
                                                             1997     1996(d)    1997     1996(d)
                                                            -------------------------------------
Unit value, beginning of year...........................    $10.15    $10.00    $10.29    $10.00
Net investment income...................................      0.35      0.17      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................      1.81     (0.02)     2.13      0.20
                                                            ------    ------    ------    ------
Unit value, end of year.................................    $12.31    $10.15    $12.48    $10.29
                                                            ======    ======    ======    ======

                                                                 MORGAN
                                                                 STANLEY
                                                                EMERGING
                                                                 MARKETS
                                                                 EQUITY
                                                            -----------------
                                                             1997     1996(d)
                                                            -----------------
Unit value, beginning of year...........................    $10.01    $10.00
Net investment income...................................      0.06      0.02
Net realized and unrealized losses on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions).................     (0.10)    (0.01)
                                                            ------    ------
Unit value, end of year.................................    $ 9.97    $10.01
                                                            ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(d) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account I comprised of the MainStay VP Capital Appreciation Investment Division, MainStay VP Cash Management Investment Division, MainStay VP Convertible Investment Division, MainStay VP Government Investment Division, MainStay VP High Yield Corporate Bond Investment Division, MainStay VP International Equity Investment Division, MainStay VP Total Return Investment Division, MainStay VP Value Investment Division, MainStay VP Bond Investment Division, MainStay VP Growth Equity Investment Division, MainStay VP Indexed Equity Investment Division, Alger American Small Capitalization Investment Division, Calvert Socially Responsible Investment Division, Fidelity VIP II:
Contrafund Investment Division, Fidelity VIP: Equity-Income Investment Division, Janus Aspen Balanced Investment Division, Janus Aspen Worldwide Growth Investment Division, and Morgan Stanley Emerging Markets Equity Investment Division at December 31, 1997, and the results of its operations, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 with the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds, Inc., provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

     In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1997 and 1996, and the results of its operations and its cash flows for the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                                 BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               1997      1996
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities
     Available for sale, at fair value......................  $12,170   $11,854
     Held to maturity, at amortized cost....................      801       647
Equity securities...........................................       83        70
Mortgage loans..............................................    1,305     1,113
Real estate.................................................      151       151
Policy loans................................................      481       464
Other long-term investments.................................       20        17
                                                              -------   -------
          Total investments.................................   15,011    14,316
Cash and cash equivalents...................................      773       236
Deferred policy acquisition costs...........................      688       691
Other assets................................................      345       252
Separate account assets.....................................    4,315     2,445
                                                              -------   -------
          Total assets......................................  $21,132   $17,940
                                                              =======   =======
                     LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.............................  $13,716   $13,163
Future policy benefits......................................      276       251
Policy claims...............................................       55        57
Deferred taxes..............................................       93        47
Other liabilities...........................................      727       333
Separate account liabilities................................    4,303     2,403
                                                              -------   -------
          Total liabilities.................................   19,170    16,254
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized,
  2,500 issued and outstanding).............................       25        25
Additional paid in capital..................................      480       480
Net unrealized gains on investments.........................      157        68
Retained earnings...........................................    1,300     1,113
                                                              -------   -------
          Total stockholder's equity........................    1,962     1,686
                                                              -------   -------
          Total liabilities and stockholder's equity........  $21,132   $17,940
                                                              =======   =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1997     1996     1995
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
     Universal life and annuity fees........................  $  267   $  234   $  224
     Net investment income..................................   1,066    1,048    1,012
     Investment gains, net..................................     126       65       38
     Other income...........................................      82       58       71
                                                              ------   ------   ------
          Total revenues....................................   1,541    1,405    1,345
                                                              ------   ------   ------
EXPENSES
     Interest credited to policyholders' account balances...     748      723      742
     Policyholder benefits..................................     141      117      168
     Operating expenses.....................................     352      299      239
                                                              ------   ------   ------
          Total expenses....................................   1,241    1,139    1,149
                                                              ------   ------   ------
Income before Federal income taxes..........................     300      266      196
Federal income taxes:
     Current................................................     114      121       84
     Deferred...............................................      (1)     (24)      (8)
                                                              ------   ------   ------
          Total Federal income taxes........................     113       97       76
                                                              ------   ------   ------
Net income..................................................  $  187   $  169   $  120
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1997     1996     1995
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Stockholder's equity, beginning of year.....................  $1,686   $1,676   $1,141
Net income..................................................     187      169      120
Change in unrealized gains and losses on investments........      89     (159)     415
                                                              ------   ------   ------
Stockholder's equity, end of year...........................  $1,962   $1,686   $1,676
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                            STATEMENT OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                1997      1996      1995
                                                              --------   -------   -------
                                                                     (IN MILLIONS)
Cash Flows from Operating Activities:
  Net income................................................  $    187   $   169   $   120
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization..........................       (43)      (18)      (26)
     Net capitalization of deferred policy acquisition
       costs................................................       (85)      (44)      (40)
     Universal life and annuity fees........................      (202)     (188)     (183)
     Interest credited to policyholders' account balances...       748       723       742
     Net realized investment gains..........................      (126)      (65)      (38)
     Deferred income taxes..................................        (1)      (24)       (8)
     Decrease in net separate account assets................        30         6        17
     Decrease (increase) in other assets and other
       liabilities..........................................       126      (127)      308
     (Decrease) increase in policy claims...................        (2)      (24)        8
     Increase (decrease) in future policy benefits..........        25        18       (80)
                                                              --------   -------   -------
          Net cash provided by operating activities.........       657       426       820
                                                              --------   -------   -------
Cash Flows from Investing Activities:
  Proceeds from sale of available for sale fixed
     maturities.............................................    13,378     5,787     2,370
  Proceeds from maturity of available for sale fixed
     maturities.............................................     1,137     1,505       930
  Proceeds from sale of held to maturity fixed securities...         3        --        --
  Proceeds from maturity of held to maturity fixed
     maturities.............................................       112       141       103
  Proceeds from sale of equity securities...................       140        47        40
  Proceeds from repayment of mortgage loans.................       220       143       244
  Proceeds from sale of real estate.........................        24        55        13
  Proceeds from other invested assets.......................        16         4        31
  Cost of available for sale fixed maturities acquired......   (14,391)   (7,447)   (4,320)
  Cost of held to maturity fixed maturities acquired........      (281)      (95)     (162)
  Cost of equity securities acquired........................      (163)      (43)      (12)
  Cost of mortgage loans acquired...........................      (413)     (280)     (320)
  Cost of real estate acquired..............................        (4)      (35)      (14)
  Cost of other invested assets acquired....................       (25)       (8)       (5)
  Policy loans..............................................       (17)      (29)      (25)
  Securities sold under agreements to repurchase (net)......       134       (37)     (168)
                                                              --------   -------   -------
          Net cash used in investing activities.............      (130)     (292)   (1,295)
                                                              --------   -------   -------
Cash Flows from Financing Activities:
  Policyholders' account balances:
     Deposits...............................................     1,228     1,069     1,252
     Withdrawals............................................      (176)     (562)     (751)
  Net transfers to the separate accounts....................    (1,040)     (733)     (238)
  Other, net................................................        --        --       (52)
                                                              --------   -------   -------
          Net cash provided (used) by financing
            activities......................................        12      (226)      211
                                                              --------   -------   -------
Effect of exchange rate changes on cash and cash
  equivalents...............................................        (2)        2        (1)
                                                              --------   -------   -------
Net increase (decrease) in cash and cash equivalents........       537       (90)     (265)
                                                              --------   -------   -------
Cash and cash equivalents, beginning of year................       236       326       591
                                                              --------   -------   -------
Cash and cash equivalents, end of year......................  $    773   $   236   $   326
                                                              ========   =======   =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC"), is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in stockholder's equity, net of deferred taxes and related adjustments. Realized losses are recognized in net income for other than temporary declines in the fair value of equity securities. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments include investments that have maturities of between 91-365 days at date of purchase. They are included in fixed maturities on the balance sheet, and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments used by NYLIAC to hedge exposure to interest rate and foreign currency fluctuations are accounted for on an accrual basis. Realized gains and losses related to contracts that are effective hedges on specific assets are deferred and recognized in net income in the same period as gains and losses on the hedged assets. Amounts payable or receivable under interest rate, currency and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in stockholder's equity.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate accounts, the liability represents amounts due policyholders pursuant to the terms of the binder agreements.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1997 the FASB issued SFAS 130, "Reporting Comprehensive Income" which establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is composed of two items -- "net income" and "other comprehensive income". Other comprehensive income includes all changes in equity from nonowner sources (e.g., unrealized holding gains and losses on available for sale securities).

     This Statement requires that the Company classify items of other comprehensive income according to their nature and present each item separately in the financial statement in which other comprehensive income is reported. This Statement also requires that the accumulated balance of other comprehensive income be reported as a separate item in the equity section of the balance sheet. This Statement is effective for the 1998 financial statements of the Company. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this Statement will have no effect on reported net income or stockholder's equity.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach (including provisions for credit risk) or a proprietary matrix pricing model.

     At December 31, 1997 and 1996, the maturity distribution of fixed maturities was as follows (in millions):

                                                     1997                       1996
                                           ------------------------   ------------------------
                                           AMORTIZED     ESTIMATED    AMORTIZED     ESTIMATED
           AVAILABLE FOR SALE                 COST      FAIR VALUE       COST      FAIR VALUE
           ------------------              ----------   -----------   ----------   -----------
Due in one year or less..................   $   480       $   482      $   489       $   491
Due after one year through five years....     3,053         3,099        3,019         3,039
Due after five years through ten years...     2,156         2,230        2,122         2,151
Due after ten years......................     2,425         2,608        2,030         2,091
Asset-backed securities:
     Government or government agency.....     2,271         2,324        2,866         2,916
     Other...............................     1,411         1,427        1,168         1,166
                                            -------       -------      -------       -------
     Total Available for Sale............   $11,796       $12,170      $11,694       $11,854
                                            =======       =======      =======       =======

                                                     1997                       1996
                                           ------------------------   ------------------------
                                           AMORTIZED     ESTIMATED    AMORTIZED     ESTIMATED
            HELD TO MATURITY                  COST      FAIR VALUE       COST      FAIR VALUE
            ----------------               ----------   -----------   ----------   -----------
Due in one year or less..................   $    30       $    30      $    24       $    24
Due after one year through five years....       225           239          192           194
Due after five years through ten years...       226           240          235           241
Due after ten years......................       224           238          100           105
Asset-backed securities..................        96            97           96            96
                                            -------       -------      -------       -------
     Total Held to Maturity..............   $   801       $   844      $   647       $   660
                                            =======       =======      =======       =======

     At December 31, 1997 and 1996, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                  1997
                                            -------------------------------------------------
                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
            AVAILABLE FOR SALE                COST        GAINS        LOSSES     FAIR VALUE
            ------------------              ---------   ----------   ----------   -----------
U.S. Treasury and U.S. Government
  corporations and agencies...............   $ 1,066       $ 36         $ 1         $ 1,101
U.S. agencies, state and municipal........     1,946         42           2           1,986
Foreign governments.......................       237         19          --             256
Corporate.................................     7,136        276          12           7,400
Other.....................................     1,411         20           4           1,427
                                             -------       ----         ---         -------
     Total Available for Sale.............   $11,796       $393         $19         $12,170
                                             =======       ====         ===         =======
             HELD TO MATURITY
             ----------------

Corporate.................................   $   705       $ 42         $--         $   747
Other.....................................        96          1          --              97
                                             -------       ----         ---         -------
     Total Held to Maturity...............   $   801       $ 43         $--         $   844
                                             =======       ====         ===         =======

                                                                  1996
                                            -------------------------------------------------
                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
            AVAILABLE FOR SALE                COST        GAINS        LOSSES     FAIR VALUE
            ------------------              ---------   ----------   ----------   -----------
U.S. Treasury and U.S. Government
  corporations and agencies...............   $ 1,243       $ 24         $ 7         $ 1,260
U.S. agencies, state and municipal........     2,561         64          15           2,610
Foreign governments.......................       191         13           1             203
Corporate.................................     6,531        131          47           6,615
Other.....................................     1,168         19          21           1,166
                                             -------       ----         ---         -------
     Total Available for Sale.............   $11,694       $251         $91         $11,854
                                             =======       ====         ===         =======

                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
             HELD TO MATURITY                 COST        GAINS        LOSSES     FAIR VALUE
             ----------------               ---------   ----------   ----------   -----------
Corporate.................................   $   551       $ 15         $ 2         $   564
Other.....................................        96      --             --              96
                                             -------       ----         ---         -------
     Total Held to Maturity...............   $   647       $ 15         $ 2         $   660
                                             =======       ====         ===         =======

EQUITY SECURITIES

     Estimated fair value for equity securities has been determined using quoted market prices. At December 31, 1997 and 1996, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                                   UNREALIZED   UNREALIZED   ESTIMATED
                            COST     GAINS        LOSSES     FAIR VALUE
                            ----   ----------   ----------   ----------
1997......................  $66       $25           $8          $83
1996......................  $63       $ 8           $1          $70

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property. The carrying value of mortgage loans was $1,305 million and $1,113 million at December 31, 1997 and 1996, respectively.

     The fair market value of the mortgage loan portfolio at December 31, 1997 and 1996 is estimated to be $1,408 million and $1,194 million, respectively. Market values are determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 1997, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $108 million, all at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The provision for losses on mortgage loans was $14 million and $20 million at December 31, 1997 and 1996, respectively. The activity in the specific and general provision as of December 31, 1997 and 1996 is summarized below (in millions):

                                                     1997   1996
                                                     ----   ----
Beginning balance..................................  $20    $20
Reductions credited to operations..................   (1)    (1)
Direct writedowns..................................   --      9
Recoveries of amounts previously charged off.......   (5)    (8)
                                                     ---    ---
Ending balance.....................................  $14    $20
                                                     ===    ===

     Impaired mortgage loans along with specific provisions for losses as of December 31, 1997 and 1996, were as follows (in millions):

                                                    1997   1996
                                                    ----   ----
Impaired mortgage loans with provisions for
  losses..........................................  $19    $ 39
Provision for losses..............................   (8)    (14)
                                                    ---    ----
Net impaired mortgage loans.......................  $11    $ 25
                                                    ===    ====

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1997 and 1996, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                 1997     1996
                                                ------   ------
Property Type:
     Office building..........................  $  601   $  643
     Retail...................................     255      235
     Apartments...............................     187      179
     Residential..............................     172       18
     Other....................................      90       38
                                                ------   ------
          Total...............................  $1,305   $1,113
                                                ======   ======
Geographic Region:
     Central..................................  $  250   $  246
     Pacific..................................     145      133
     Middle Atlantic..........................     426      377
     South Atlantic...........................     362      307
     New England..............................      73       33
     Other....................................      49       17
                                                ------   ------
          Total...............................  $1,305   $1,113
                                                ======   ======

REAL ESTATE

     At December 31, 1997 and 1996, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                   1997   1996
                                                   ----   ----
Investment.......................................  $103   $105
Acquired through foreclosure.....................    19     39
Real estate joint ventures and limited partnerships  29      7
                                                   ----   ----
          Total real estate......................  $151   $151
                                                   ====   ====

     Accumulated depreciation on real estate was $8 million and $5 million at December 31, 1997 and 1996, respectively. Depreciation expense totaled $3 million for each of the years ended December 31, 1997, 1996 and 1995.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1997, 1996 and 1995, were as follows (in millions):

                                        1997     1996     1995
                                       ------   ------   ------
Fixed maturities.....................  $  961   $  920   $  904
Equity securities....................       6        3        3
Mortgage loans.......................      96       93       82
Real estate..........................      18       21       19
Policy loans.........................      39       37       35
Other................................       1        6        4
                                       ------   ------   ------
     Gross investment income.........   1,121    1,080    1,047
Investment expenses..................     (55)     (32)     (35)
                                       ------   ------   ------
          Net investment income......  $1,066   $1,048   $1,012
                                       ======   ======   ======

     For the years ended December 31, 1997, 1996 and 1995, realized investment gains computed under the specific identification method are as follows (in millions):

                                              1997             1996             1995
                                         --------------   --------------   --------------
                                         GAINS   LOSSES   GAINS   LOSSES   GAINS   LOSSES
                                         -----   ------   -----   ------   -----   ------
Fixed maturities.......................  $172    $ (83)   $100    $ (64)   $ 62    $ (32)
Equity securities......................     9       (4)     22       (1)     16       (7)
Mortgage loans.........................    12       (8)     15      (19)     15      (19)
Real estate............................     3       (2)      6       (3)      1       (1)
Derivative instruments.................    80      (71)     46      (41)    102     (102)
Other..................................    19       (1)      7       (3)      9       (6)
                                         ----    -----    ----    -----    ----    -----
     Subtotal..........................  $295    $(169)   $196    $(131)   $205    $(167)
                                         ----    -----    ----    -----    ----    -----
Investment gains, net..................            $126              $65              $38
                                                  =====             ====             ====

     During 1997, one fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     Stockholder's equity at December 31, 1997 and 1996 includes net unrealized gains as follows (in millions):

                                                              1997    1996
                                                              -----   -----
Net unrealized gains on investments before adjustments......  $ 382   $ 163
                                                              -----   -----
Related adjustments:
     Deferred policy acquisition costs......................   (148)    (60)
     Policyholder liabilities...............................      7       2
     Deferred Federal income taxes..........................    (84)    (37)
                                                              -----   -----
                                                               (225)    (95)
                                                              -----   -----
Net unrealized gains on investments included in
  stockholder's equity......................................  $ 157   $  68
                                                              =====   =====

     Changes in net unrealized gains and losses on investments were as follows (in millions):

                                                              1997   1996
                                                              ----   -----
Unrealized gains (losses) on investments:
     Beginning of year......................................  $163   $ 535
     End of year............................................   382     163
                                                              ----   -----
     Net change.............................................   219    (372)
Change in related adjustments of balance sheet accounts:
     Deferred policy acquisition costs......................   (88)    136
     Policyholder liabilities...............................     5      (7)
     Deferred Federal income taxes..........................   (47)     84
                                                              ----   -----
Change in unrealized gains on investments...................    89    (159)
Net unrealized gains on investments at beginning of year....    68     227
                                                              ----   -----
Net unrealized gains on investments at end of year..........  $157   $  68
                                                              ====   =====

NOTE 5 -- INSURANCE LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1997 and 1996, was $7,150 million and $7,345 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains nine non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $12 million and $42 million at December 31, 1997 and 1996, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other nonproprietary funds.

     In addition, in 1997 two guaranteed, non-registered separate accounts were established for universal life insurance policies. These accounts provide a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of these separate accounts are carried at market value.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1997, 1996 and 1995 is as follows (in millions):

                                                              1997    1996    1995
                                                              -----   -----   -----
Balance at beginning of year before adjustment for
  unrealized gains on investments...........................  $751    $ 707   $ 667
Current year additions......................................   200      151     126
Amortized during year.......................................  (115)    (107)    (86)
Balance at end of year before adjustment for unrealized
  gains on investments......................................   836      751     707
Adjustment for unrealized gains on investments..............  (148)     (60)   (196)
                                                              ----    -----   -----
Balance at end of year......................................  $688    $ 691   $ 511
                                                              ====    =====   =====

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows (in millions):

                                              1997   1996
                                              ----   ----
Deferred tax assets:
     Future policyholder benefits...........  $153   $131
     Employee and agents benefits...........    49     44
     Other..................................     6     16
                                              ----   ----
          Gross deferred tax assets.........   208    191
                                              ====   ====
Deferred tax liabilities:
     Deferred policy acquisition costs......   147    161
     Investments............................   149     68
     Other..................................     5      9
                                              ----   ----
          Gross deferred tax liabilities....   301    238
                                              ----   ----
          Net deferred tax liability........  $ 93   $ 47
                                              ====   ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1997, 1996 and 1995:

                                                1997       1996       1995
                                                ----       ----       ----
Statutory federal income tax rate.............  35.0%      35.0%      35.0%
Equity base tax...............................   3.3        3.2        --
Tax-exempt income.............................   (.5)       (.7)      (1.3)
Other.........................................   (.1)       (.9)       5.2
                                                ----       ----       ----
Effective tax rate............................  37.7%      36.6%      38.9%
                                                ====       ====       ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1993. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     A group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effective December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. Cash settlements were made between the companies through 1996 as follows (in millions):

                                                         YEAR ENDED
                                                        DECEMBER 31,
                                                   -----------------------
                                                     1996           1995
                                                     ----           ----
Premiums due.....................................    $--            $(32)
Benefit reimbursement............................     22              20
Experience refund................................      4               8
                                                     ---            ----
Net settlement paid (received) by NYLIAC.........    $26            $ (4)
                                                     ===            ====

     As a result of the termination of the group reinsurance agreement between NYLIAC and New York Life, NYLIAC transferred $119 million in 1996 as payment for the reserves held to support the claims of the disabled lives covered under the group reinsurance contract. At December 31, 1995, NYLIAC had established a liability of $119 million for this payment.

     On April 1, 1997 NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $278 million, and received cash of $245 million and a note receivable of $11 million. The difference of $22 million between the liability recorded and the assets received has been recorded as DAC, which will be amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign currency forward exchange contracts, interest rate floors, and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                    1997                  1996
                                             -------------------   -------------------
                                             NOTIONAL    CREDIT    NOTIONAL    CREDIT
                                              AMOUNT    EXPOSURE    AMOUNT    EXPOSURE
                                             --------   --------   --------   --------
Interest Rate Swaps........................  $125,000    $2,973    $ 57,000     $992
Interest Rate Floors.......................  $150,000    $  251    $150,000     $120

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1997 are between seven years, eight months and twenty years in maturity. At December 31, 1996 such contracts were between eight years, eight months and fourteen years, four months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1997          1996
                                                              --------       -------
Receive -- fixed swaps -- Notional amount (in thousands)....  $125,000       $57,000
     Average receive rate...................................      6.64%         7.19%
     Average pay rate.......................................      5.70%         5.92%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $2,973,000 and $569,000 at December 31, 1997 and 1996, respectively, based on quoted market prices.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1997 and 1996, unamortized premiums on interest rate floors amounted to $447,000 and $522,000, respectively. Fair values of such agreements were $251,000 and $120,000 at December 31, 1997 and 1996, respectively, based on quoted market prices.

COMMODITY RISK MANAGEMENT

     NYLIAC has certain bond investments with interest payments linked to prices of commodities such as gold and crude oil. NYLIAC has entered into commodity swaps with a total notional amount of $18,000,000 as a hedge against commodity risks. The credit exposure of these swaps is $3,021,000 at December 31, 1997.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     In 1995, NYLIAC and New York Life settled a nationwide class action brought in New York State court related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge and has been upheld on appeal.

     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action and a purported class action claiming to include numerous policyowners in one jurisdiction who did not exclude themselves from the nationwide class action. The certification by a non-New York State court of a purported class action claiming to include numerous policyowners in that state who excluded themselves from the settlement of the nationwide class action was recently reversed by an intermediate appellate court; plaintiffs have filed a motion for rehearing in the intermediate appellate court. Most of these actions seek substantial or unspecified compensatory and punitive damages.

     NYLIAC is also a defendant in other individual suits arising from its insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1997, $659 million ($826 million at December 31, 1996) of NYLIAC's bonds were on loan to others, but were fully collateralized in an account held in trust for NYLIAC.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet (included in other liabilities) at December 31, 1997 of $184 million ($50 million at December 31, 1996) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $247 million for the year ended December 31, 1997 ($191 million for 1996 and $166 million for 1995) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     As a result of the reinsurance agreement with New York Life discussed in
Note 9, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996.

     Federal income taxes paid were $126 million, $146 million, and $57 million during 1997, 1996 and 1995, respectively.

     Interest paid was $5 million, $3 million and $2 million during 1997, 1996 and 1995, respectively.

NOTE 14 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory surplus determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with stockholder's equity on a GAAP basis (in millions):

                                                            YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             1997     1996     1995
                                                            ------   ------   ------
Statutory Surplus.........................................  $1,089   $  998   $  878
                                                            ------   ------   ------
Adjustments:
     Deferred policy acquisition costs....................     688      691      511
     Investment related...................................     377      151      511
     Asset valuation reserve..............................     165      164      137
     Interest maintenance reserve.........................     105       35       26
     Non-admitted assets..................................      59       31       26
     Policyholder liabilities.............................    (330)    (262)    (187)
     Deferred taxes.......................................     (93)     (47)    (156)
     Employee benefit liabilities.........................     (66)     (63)     (61)
     Other................................................     (32)     (12)      (9)
                                                            ------   ------   ------
          Total adjustments...............................     873      688      798
                                                            ------   ------   ------
Total GAAP Stockholder's Equity...........................  $1,962   $1,686   $1,676
                                                            ======   ======   ======

     The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with net income on a GAAP basis (in millions):

                                                             YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                          1997         1996         1995
                                                          ----         ----         ----
Statutory Net Income....................................  $134         $148         $ 95
                                                          ----         ----         ----
Adjustments:
     Deferred policy acquisition costs..................    63           44           40
     Investment related.................................    92            1          (11)
     Interest maintenance reserve.......................   (14)           9            6
     Policyholder liabilities...........................   (84)         (54)          (4)
     Deferred taxes.....................................    (1)          24            8
     Other..............................................    (3)          (3)         (14)
                                                          ----         ----         ----
          Total Adjustments.............................    53           21           25
                                                          ----         ----         ----
GAAP Net Income.........................................  $187         $169         $120
                                                          ====         ====         ====

     Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas under GAAP, the AVR is not recognized and any reserve for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve ("IMR") and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; and (7) deferred federal income taxes are not provided for as they are under GAAP; (8) certain assets are considered non-admitted and excluded from assets in the balance sheet, whereas they are included under GAAP.

     The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 1997 and 1996, on a statutory basis, admitted assets were $20,059 million and $17,099 million, respectively, and total liabilities were $18,970 million and $16,101 million, respectively, which included policy reserves of $13,666 million and $13,099 million, respectively.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. The maximum amount of dividends which can be paid by a Delaware insurance company to its stockholders may not exceed that part of its available and accumulated surplus funds which is derived from net operating profits and realized capital gains. Such available and accumulated funds at December 31, 1997 were $584 million.

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your Policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a Policy issued to a male, preferred, age 35 with a scheduled annual premium of $3,000 and an initial Death Benefit of $250,000.

     The tables show how the Cash Value, Cash Surrender Value and Death Benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Death Benefit, Cash Value and Cash Surrender Value of the Policy with other variable life insurance plans.

     The Death Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or Partial Withdrawals were made during the period of time illustrated.

     The first table reflects all charges under the Policy and assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from scheduled premium and the Cash Value at the current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division.

     The second table reflects all charges under the Policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from scheduled Premiums and the Cash Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division attributable to the Policies.

     The tables also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.73% of the average daily net assets of the Funds. The total is based upon (a) 0.42% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Portfolio; and (c) 0.17% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Portfolio.

     An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996 for the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of the limitation in 1996. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible, MainStay VP High

Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible and MainStay VP International Equity Portfolios reflect an expense reimbursement agreement effective through December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively, and for the year ended December 31, 1997, 0.78% and 1.25% for the MainStay VP Convertible and MainStay VP International Equity Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period October 1, 1996 (the date of inception) to December 31, 1996.

     For the Calvert Social Balanced Portfolio, "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.

     A portion of the brokerage commissions that the Fidelity VIP II Contrafund and Fidelity VIP Equity Income Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.68% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.

     A reduced "Advisory Fee" schedule for the Janus Aspen Series Balanced Portfolio and Janus Aspen Series Worldwide Growth Portfolio was put into effect on July 1, 1997. The "Advisory Fee" reflects the new rate applied to net assets as of December 31, 1997. "Other Expenses" are based on gross expenses of the fund shares before expense offset arrangements for the fiscal year ended December 31, 1997. Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for both Janus Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Other waivers, if applicable, are first applied against the "Advisory Fee" and then against "Other Expenses". Absent such waivers or reductions, "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1997 would have been:
0.77%, 0.06% and 0.83%, respectively, for the Janus Aspen Series Balanced Portfolio and 0.72%, 0.09% and 0.81%, respectively, for the Janus Aspen Series Worldwide Growth Portfolio.

     Morgan Stanley Asset Management Inc. has agreed to a reduction in its "Advisory Fees" and to reimburse the Morgan Stanley Emerging Markets Equity Portfolio for "Other Expenses" if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. This fee reduction agreement may be terminated by Morgan Stanley Asset Management Inc. at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current fiscal year would be 1.25%, 2.62% and 4.12%, respectively.

     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -1.43%, 4.57% and 10.57%, respectively, based on the current charge for mortality and expense risks, and -1.73%, 4.27% and 10.27%, respectively, based on the guaranteed maximum charge for mortality and expense risks.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

     The second column of the tables show the amount which would accumulate if an amount equal to the initial Premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial Death Benefit and Premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current Policy charges and current cost of insurance rates.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150          250,000    250,000    250,000     2,259      2,409      2,560     1,281      1,431      1,582
     2                6,458          250,000    250,000    250,000     4,233      4,662      5,110     3,326      3,755      4,203
     3                9,931          250,000    250,000    250,000     6,378      7,230      8,155     5,321      6,173      7,098
     4               13,578          250,000    250,000    250,000     8,466      9,890     11,497     7,259      8,683     10,290
     5               17,407          250,000    250,000    250,000    10,527     12,675     15,197     9,170     11,318     13,840
     6               21,427          250,000    250,000    250,000    12,562     15,591     19,294    11,055     14,084     17,787
     7               25,648          250,000    250,000    250,000    14,542     18,617     23,802    13,177     17,251     22,436
     8               30,080          250,000    250,000    250,000    16,470     21,758     28,766    15,256     20,544     27,552
     9               34,734          250,000    250,000    250,000    18,373     25,048     34,264    17,311     23,986     33,202
    10               39,621          250,000    250,000    250,000    20,225     28,467     40,328    19,314     27,557     39,417
    15               67,974          250,000    250,000    250,000    29,369     48,515     82,494    29,217     48,363     82,342
    20              104,160          250,000    250,000    250,000    36,648     72,546    151,909    36,648     72,546    151,909
    30              209,287          250,000    250,000    549,581    43,970    136,680    454,165    43,970    136,680    454,165

------------
(1) All Premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or Partial Withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING GUARANTEED CHARGES

                                                                                                             END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)     END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   ----------------------------   ----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%        6%        12%        0%        6%        12%
-----------   --------------------   --------   --------   --------   -------   -------   --------   -------   -------   --------
     1                3,150          250,000    250,000    250,000     2,081     2,226      2,371     1,103     1,248      1,393
     2                6,458          250,000    250,000    250,000     3,875     4,282      4,707     2,968     3,375      3,800
     3                9,931          250,000    250,000    250,000     5,837     6,638      7,509     4,780     5,581      6,452
     4               13,578          250,000    250,000    250,000     7,712     9,041     10,544     6,505     7,834      9,337
     5               17,407          250,000    250,000    250,000     9,529    11,523     13,868     8,172    10,166     12,511
     6               21,427          250,000    250,000    250,000    11,263    14,058     17,484     9,756    12,551     15,977
     7               25,648          250,000    250,000    250,000    12,914    16,652     21,423    11,549    15,286     20,057
     8               30,080          250,000    250,000    250,000    14,458    19,279     25,693    13,244    18,065     24,479
     9               34,734          250,000    250,000    250,000    15,925    21,971     30,361    14,863    20,908     29,299
    10               39,621          250,000    250,000    250,000    17,289    24,704     35,444    16,378    23,794     34,533
    15               67,974          250,000    250,000    250,000    22,558    39,063     68,913    22,406    38,911     68,761
    20              104,160          250,000    250,000    250,000    24,557    54,154    122,143    24,557    54,154    122,143
    30              209,287          250,000    250,000    423,939    10,765    81,146    350,166    10,765    81,146    350,166

------------
(1) All Premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or Partial Withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.